BRAZOS/JMIC Micro Cap Growth Portfolio
                  BRAZOS/JMIC Real Estate Securities Portfolio
                     BRAZOS/JMIC Small Cap Growth Portfolio
                                 1-800-426-9157

                                 --------------


PROSPECTUS                                                   February 17, 1998



INVESTMENT OBJECTIVES

         Brazos Mutual Funds (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series of shares each of which has different investment objectives and investment policies. The BRAZOS/JMIC Micro Cap Growth, BRAZOS/JMIC Real Estate Securities, and BRAZOS/JMIC Small Cap Growth Portfolios (the "Portfolios") each currently offers only one class of shares. The securities offered in this Prospectus are shares of three diversified, no-load Portfolios managed by John McStay Investment Counsel.

BRAZOS/JMIC Micro Cap Growth Portfolio. The objective of the BRAZOS/JMIC Micro Cap Growth Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in micro capitalization companies.

BRAZOS/JMIC Real Estate Securities Portfolio. The objective of the BRAZOS/JMIC Real Estate Securities Portfolio is to provide a balance of income and appreciation (with reasonable risk to principal) by investing primarily in equity securities of companies which are principally engaged in the real estate industry.

BRAZOS/JMIC Small Cap Growth Portfolio. The objective of the BRAZOS/JMIC Small Cap Growth Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small capitalization companies.

         There can be no assurance that the Portfolios will meet their stated objectives.

ABOUT THIS PROSPECTUS

         Keep this Prospectus for future reference. It contains information you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated February 17, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI write to the Fund or call the Fund's Administrator at the telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   PROSPECTUS
                             Dated February 17, 1998

                               Investment Adviser
                         JOHN MCSTAY INVESTMENT COUNSEL
                                5949 Sherry Lane
                                   Suite 1560
                                Dallas, TX 75225



                          PROVIDENT DISTRIBUTORS, INC.


                                TABLE OF CONTENTS

Fund Expenses...............................................................3
Financial Highlights........................................................5
Prospectus Summary..........................................................6
Risk Factors................................................................7
Investment Objectives.......................................................8
Investment Policies.........................................................8
Other Investment Policies..................................................10
Investment Limitations.....................................................15
Purchase of Shares.........................................................16
Redemption of Shares.......................................................20
Shareholder Services.......................................................22
Valuation of Shares........................................................23
Performance Calculations...................................................23
Dividends, Capital Gains Distributions and Taxes...........................24
Investment Adviser.........................................................25
Administrative Services....................................................30
Distributor................................................................31
Portfolio Transactions.....................................................31
General Information........................................................32



         No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Fund's Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or its representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

                                  FUND EXPENSES

         The following table illustrates expenses and fees a shareholder of the Portfolios will incur. Additional transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. Please see "Purchase of Shares" for further information.


                                           Shareholder Transaction Expenses

                                                                     BRAZOS/JMIC                BRAZOS/JMIC           BRAZOS/JMIC
                                                                      Micro Cap                 Real Estate            Small Cap
                                                                       Growth                    Securities             Growth
                                                                      Portfolio                  Portfolio             Portfolio

Sales Load Imposed on Purchases............................             NONE                        NONE                 NONE
Sales Load Imposed on Reinvested Dividends.................             NONE                        NONE                 NONE
Deferred Sales Load........................................             NONE                        NONE                 NONE
Redemption Fees............................................             NONE                          1%*                NONE
Exchange Fees..............................................             NONE                        NONE                 NONE


         *Shares of BRAZOS/JMIC Real Estate Securities Portfolio that are held 90 days or more may be redeemed without cost. Shares of BRAZOS/JMIC Real Estate Securities Portfolio held less than 90 days are subject to a 1% redemption fee which is retained by the Fund for the benefit of the remaining shareholders. The fee is intended to encourage long-term investment in the BRAZOS/JMIC Real Estate Securities Portfolio, to avoid transaction and other expenses caused by early redemption, and to facilitate portfolio management.


         The table below shows the expenses an investor in the Portfolios would bear directly or indirectly. The expenses and fees listed are based on the Portfolios' operating costs incurred during the fiscal period ending November 30, 1997, except for the BRAZOS/JMIC Micro Cap Growth Portfolio, which are estimates.


                         Annual Fund Operating Expenses
                     (As a Percentage of Average Net Assets)

                                                                        BRAZOS/JMIC          BRAZOS/JMIC           BRAZOS/JMIC
                                                                         Micro Cap           Real Estate            Small Cap
                                                                           Growth             Securities             Growth
                                                                         Portfolio             Portfolio            Portfolio

Investment Advisory Fees (After Fee Waivers)...................             1.10%                0.37%                0.50%
12b-1 Fees ....................................................             NONE                 NONE                 NONE
Other Expenses.................................................             0.37%                0.74%                0.70%
  Administrative Fees .........................................             0.13%                0.14%                0.15%
Total Operating Expenses (After Fee Waivers)...................             1.60%(1)             1.25%(1)             1.35%(1)

(1) The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses otherwise payable by the Portfolios (if necessary) in order to keep the expense ratio from exceeding 1.60%, 1.25% and 1.35% of average daily net assets for the BRAZOS/JMIC Micro Cap Growth, BRAZOS/JMIC Real Estate Securities and BRAZOS/JMIC Small Cap Growth Portfolios, respectively. Without the fee waiver, the annual investment advisory fees would be 1.20%, .90% and .90% of average net assets for the BRAZOS/JMIC Micro Cap Growth, BRAZOS/JMIC Real Estate

         Securities and BRAZOS/JMIC Small Cap Growth Portfolios, respectively. In addition the Administrator, Accounting Agent and Transfer Agent have agreed to waive a portion of their fees. Absent the fee waivers, the Portfolios' total annual operating expenses would be 1.83% and 1.80% of average daily net assets for the BRAZOS/JMIC Real Estate Securities and BRAZOS/JMIC Small Cap Growth Portfolios, respectively. The Fund will not reimburse the Adviser, Administrator, Accounting or Transfer Agent for any fees that are waived or Portfolio expenses that they may bear on behalf of a Portfolio. The fees set forth above for the BRAZOS/JMIC Micro Cap Growth Portfolio are estimated amounts for its first year of operations assuming average daily net assets of $40 million. Absent the fee waiver, the BRAZOS/JMIC Micro Cap Growth Portfolio's total annual operating expenses are estimated to be 1.70%.


         The following example shows the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolios charge a $12.00 redemption fee for wire redemptions.

                                                   1 Year    3 Years     5 Years     10 Years

BRAZOS/JMIC Micro Cap Growth Portfolio ...........   $16         $50         N/A         N/A

BRAZOS/JMIC Real Estate Securities Portfolio......   $13         $40         $69        $151

BRAZOS/JMIC Small Cap Growth Portfolio ...........   $14         $43         $74        $162


         This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.

                              FINANCIAL HIGHLIGHTS

         The following tables show selected per share information for a share outstanding throughout each period presented for the BRAZOS/JMIC Small Cap Growth Portfolio and BRAZOS/JMIC Real Estate Securities Portfolio. The tables are part of the Portfolios' Financial Statements, which are included in the Fund's Annual Report to Shareholders for the year ended November 30, 1997 (the "Financial Statements"). The Financial Statements are incorporated into the Portfolios' SAI. The Financial Statements have been audited by Coopers & Lybrand LLP, the Fund's independent auditors. Their unqualified opinion on the November 30, 1997 Financial Statements is also incorporated into the Portfolios' SAI. Please read the following information in conjunction with the Portfolios' 1997 Annual Report to Shareholders.

                                                                          Real Estate              Small Cap
                                                                          Securities                Growth
                                                                           Portfolio               Portfolio
                                                                          December 31,*           December 31,*
                                                                            1996 to                 1996 to
                                                                          November 30,            November 30,
                                                                              1997                    1997
Net Asset Value - Beginning of Period .......................                 $10.00                  $10.00
                                                                        ------------            ------------

Investment Operations:
  Net investment income (loss) ..............................                   0.35                   (0.03)
  Net realized and unrealized gain on investments ...........                   2.05                    4.69
                                                                        ------------            ------------
         Total from investment operations ...................                   2.40                    4.66
                                                                        ------------            ------------

Distributions:
  From net investment income ................................                  (0.23)                    N/A
  From net realized gain ....................................                  (0.93)                  (1.17)
                                                                        ------------            ------------
         Total distributions ................................                  (1.16)                  (1.17)
                                                                        ------------            ------------

Net Asset Value - End of Period .............................                 $11.24                  $13.49
                                                                        ============            ============

Total Return *** ............................................                  24.39%                  47.08%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands) .......................                $53,308                 $80,898
  Ratio of Expenses to Average Net Assets+ ..................                   1.25%**                 1.35%**
  Ratio of Net Investment Income (loss) to Average Net Assets                   4.61%**                (0.68%)**
Portfolio turnover rate .....................................                 184.74%                 147.86%
Average commission rate1 ....................................                  $0.0644                 $0.0551

*    Commencement of operations.
**   Annualized.
***  Unannualized.
+ The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses otherwise payable by the BRAZOS/JMIC Real Estate Securities and BRAZOS/JMIC Small Cap Growth Portfolios (if necessary) in order to keep the annual expense ratio from exceeding 1.25% and 1.35%, respectively, of their average daily net assets. In addition the Administrator, Accounting Agent and Transfer Agent have agreed to waive a portion of their fees. Without the assumption of and waivers of expenses, the annualized ratio of expenses to average daily net assets would have been 1.83% and 1.80% for the BRAZOS/JMIC Real Estate Securities and BRAZOS/JMIC Small Cap Growth Portfolios for the period ended November 30, 1997.

1 Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning after September 1, 1995.

                               PROSPECTUS SUMMARY

INVESTMENT ADVISER

         John McStay Investment Counsel (the "Adviser"), an investment counseling firm founded in 1983, is the investment adviser to the Portfolios. The Adviser currently manages approximately $3 billion in assets for institutional clients and high net worth individuals. See "INVESTMENT ADVISER."

PURCHASE OF SHARES

         Shares of the Portfolios are offered through Provident Distributors, Inc. (the "Distributor" or "Provident"). The shares are available to investors at net asset value without a sales commission. Shares can be purchased by sending investments directly to the Fund. The minimum initial investment is $10,000. The minimum for subsequent investments is $1,000. Certain exceptions to the initial or minimum investment amounts may be made by Fund officers. See "PURCHASE OF SHARES."

DIVIDENDS AND DISTRIBUTIONS

         Each Portfolio will distribute substantially all of its net investment income and long-term capital gains at least annually and may distribute net investment income and other capital gains during interim periods when management of the Fund determines that it is in the interests of the respective Portfolio and its shareholders to do so. It is not anticipated that distributions for a Portfolio will be made more frequently than quarterly. Distributions will automatically be reinvested in shares of the Portfolios unless an investor elects to receive cash distributions. If a Portfolio's distribution exceeds its investment company taxable income and net capital gain in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

REDEMPTIONS AND EXCHANGES

         Shares of the BRAZOS/JMIC Micro Cap Growth and BRAZOS/JMIC Small Cap Growth Portfolios may be redeemed without cost at any time, at their respective net asset values as next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. Shares of the BRAZOS/JMIC Real Estate Securities Portfolio may be redeemed at any time, at the net asset value next determined after receipt of the redemption request. Shares held 90 days or more may be redeemed without additional fees. Shares held less than 90 days are subject to a 1% redemption fee. The redemption price may be more or less than the purchase price. See "REDEMPTION OF SHARES."

ADMINISTRATIVE SERVICES


         PFPC Inc. (the "Administrator" or "PFPC"), is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agent services for the Fund. See "ADMINISTRATIVE SERVICES."

RISK FACTORS

         Prospective investors should consider the following:

         BRAZOS/JMIC Micro Cap Growth Portfolio. (1) The micro cap companies in which the Portfolio will invest are more vulnerable to financial and other risks than larger companies and the securities of such micro cap companies may involve a higher degree of risk and price volatility than investments in the general equity markets. (2) The Portfolio may invest a portion of its assets in derivatives including futures contracts and options. (See "FUTURES CONTRACTS AND OPTIONS.") (3) The Portfolio may invest in securities of foreign issuers, which may be subject to additional risks. (See "FOREIGN SECURITIES.") (4) High rates of portfolio turnover may result in additional cost and the realization of capital gains, a portion of which may be short-term or mid-term gains. (See "PORTFOLIO TURNOVER.") (5) The Portfolio may use various investment practices, including investing in repurchase agreements, when issued, forward delivery and delayed settlement securities. (See "OTHER INVESTMENT POLICIES.").

         BRAZOS/JMIC Real Estate Securities Portfolio. Because the Portfolio invests primarily in the real estate industry, it could conceivably own real estate directly as a result of a default on debt securities it owns. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. The Portfolio's investments may be subject to certain risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding, possible geographic concentration and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of the portfolio's investments. The Portfolio's share price, yield and total returns fluctuate, and your investment may be worth more or less than your original cost when you redeem your shares.


         In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the Investment Company Act of 1940. Changes in interest rates may also affect the value of the debt securities in the Fund's portfolio. By investing in real estate investment trusts indirectly through the Fund, a Shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the real estate investment trusts.


         BRAZOS/JMIC Small Cap Growth Portfolio. (1) The small capitalization corporations in which the Portfolio invests are more vulnerable to financial and other risks than larger corporations and the securities of such small capitalization corporations may involve a higher degree of risk and price volatility than investments in the general equity markets. (2) The Portfolio may invest a portion of its assets in derivatives including futures contracts and options. (See "FUTURES CONTRACTS AND OPTIONS.") (3) The Portfolio may invest in securities of foreign issuers, which may be subject to additional risks. (See "FOREIGN SECURITIES.") (4) High rates of portfolio turnover for the Portfolio may result in additional cost and the realization of capital gains. (See "PORTFOLIO TURNOVER".) (5) The Portfolio may use various investment practices, including investing in repurchase agreements, when issued, forward delivery and delayed settlement securities. (See "OTHER INVESTMENT POLICIES".)

                              INVESTMENT OBJECTIVES

         BRAZOS/JMIC Micro Cap Growth Portfolio. The objective of the BRAZOS/JMIC Micro Cap Growth Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal. The BRAZOS/JMIC Micro Cap Growth Portfolio seeks to achieve its objective by investing primarily in micro capitalization ("Micro Cap") companies. The BRAZOS/JMIC Micro Cap Growth Portfolio attempts to limit the risk of decline in the value of its securities by following a stock selection process that emphasizes the use of traditional fundamental security analysis and valuation methods as described under "Investment Policies".

         BRAZOS/JMIC Real Estate Securities Portfolio. The objective of the BRAZOS/JMIC Real Estate Securities Portfolio is to provide a balance of income and appreciation (with reasonable risk to principal) by investing primarily in equity securities of companies which are principally engaged in the real estate industry.

         BRAZOS/JMIC Small Cap Growth Portfolio. The objective of the BRAZOS/JMIC Small Cap Growth Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small capitalization ("Small Cap") companies. The BRAZOS/JMIC Small Cap Growth Portfolio attempts to limit the risk of decline in the value of its securities by following a stock selection process that emphasizes the use of traditional fundamental security analysis and valuation methods as described under "Investment Policies".

                               INVESTMENT POLICIES

         BRAZOS/JMIC Micro Cap Growth Portfolio. The Portfolio will invest (under normal circumstances) at least 65% of its total assets in equity securities of a diverse spectrum of companies which, at the time of purchase, have market capitalizations that would place them in the smallest 10% of market capitalizations for domestic companies as measured by the Wilshire 5000 Index (currently approximately $600 million). The remaining 35% of the Portfolio's total assets may be invested in equity securities of companies which have market capitalizations at the time of purchase that are larger than the market capitalizations of such micro cap companies. The equity securities in which the Portfolio will invest consist of common stocks and securities convertible into common stocks, including convertible preferred stocks and convertible bonds, and ADRs.

         The Adviser selects companies based on their potential for strong growth in revenue, earnings and cash flow, strong management, leading products or services and potential for improvement. The list of potential investments is further filtered by the use of traditional fundamental security analysis and valuation methods including, but not limited to, analysis of relative returns on capital and equity, reward to risk ratios and earnings per share growth rates relative to price earnings ratios. The Adviser believes that many companies with smaller capitalizations have greater potential than their larger counterparts to deliver above-average revenue and earnings growth rates that may not yet have been recognized by investors.

         Micro cap companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets or financial resources and may be dependent on a limited management group. While the markets in securities of micro cap companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuer's underlying earnings potential or assets. Additionally, some securities of micro cap companies may be thinly traded. Consequently, the ability of the Portfolio to dispose of such securities may be greatly limited, and it may have to continue to hold such securities during periods when the Adviser would otherwise have sold the security.

         The Adviser expects that a majority of investments in the Portfolio will be in U.S. based companies, however shares of foreign based companies may be purchased if they meet the Portfolio's investment criteria. Under normal circumstances, investments in foreign based companies will comprise no more than 25% of total portfolio assets. The Portfolio may invest up to 20% of its assets at the time of purchase in securities of companies that have (with predecessors) a continuous operating history of less than 3 years. Such investments may be characterized as potentially possessing higher business risks as well as greater stock market risks and price volatility. Such companies may face special risks that their products or services may not prove to be commercially successful.


         BRAZOS/JMIC Real Estate Securities Portfolio. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in equity securities of companies which are principally engaged in the real estate industry. The equity securities in which the Portfolio will invest consist of common stocks and securities convertible into common stocks, including convertible preferred stocks and convertible bonds. The Portfolio has adopted a fundamental policy that its investments will be concentrated in the real estate industry, which means that it will invest more than 25% of its assets in such industry.


         A company is "principally engaged in the real estate industry" if at least 50% of its assets (marked- to-market), gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies include: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds, principally in real estate related loans such as construction, development and long-term mortgage loans, brokers or real estate developers; hybrid real estate investment trusts, which hold properties and mortgages; and issuers with substantial real estate holdings such as paper and lumber producers and hotel and entertainment companies.

         The Portfolio may invest up to 20% of its total assets at the time of purchase in securities of companies that have (with predecessors) a continuous operating history of less than 3 years. Such investments may be characterized as potentially possessing higher business risks as well as greater stock market risks and price volatility. Such companies may face special risks that their products or services may not prove to be commercially successful. There is no limitation on the operating history of real estate investment trusts.

         The Adviser selects companies based on their strong cash flow, strong management, dividend yield, dividend growth potential and financial strength. The list of potential investments is further filtered by the use of traditional fundamental security analysis and valuation methods including, but not limited to, analysis of relative returns on capital and equity, reward to risk ratios and earnings and cash flow per share growth rates relative to valuation measures.

         BRAZOS/JMIC Small Cap Growth Portfolio. The Portfolio will invest (under normal circumstances) at least 65% of its total assets in equity securities of a diverse spectrum of companies which have market capitalizations at the time of purchase from $40 million to $1.2 billion. The remaining 35% of the Portfolio's total assets may be invested in equity securities of companies which have market capitalizations at the time of purchase that are larger than $1.2 billion. The equity securities in which the Portfolio will invest consist of common stocks and securities convertible into common stocks, including convertible preferred stocks and convertible bonds, and ADRs.

         The Adviser selects companies based on their potential for strong growth in revenue, earnings and cash flow, strong management, leading products or services and potential for improvement. The list of potential investments is further filtered by the use of traditional fundamental security analysis and valuation methods including, but not limited to, analysis of relative returns on capital and equity, reward to risk ratios and earnings per share growth rates relative to price earnings ratios. The Adviser believes that many companies with smaller capitalizations have greater potential than their larger counterparts to deliver above-average revenue and earnings growth rates that may not have yet been recognized by investors.

         The Adviser expects that a majority of investments in the Portfolio will be in U.S. based companies, however shares of foreign based companies may be purchased if they meet the Portfolio's investment criteria. Under normal circumstances, investments in foreign based companies will comprise no more than 15% of total portfolio assets. The Portfolio may invest up to 20% of its assets at the time of purchase in securities of companies that have (with predecessors) a continuous operating history of less than 3 years. Such investments may be characterized as potentially possessing higher business risks as well as greater stock market risks and price volatility. Such companies may face special risks that their products or services may not prove to be commercially successful.

         It is anticipated that cash reserves will represent a relatively small percentage of each Portfolio's total assets (less than 10% under most circumstances). In unusual circumstances, or for temporary defensive purposes when market or economic conditions warrant, each Portfolio may invest all or a portion of its assets in short-term investments, cash and cash equivalents. When a Portfolio is in a defensive position, it may not be pursuing its investment objective.

                            OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

         Occasionally, a Portfolio may invest a portion of its assets in the following money market instruments, consistent with its investment policies.

         (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association.


         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (not longer than seven days) at a stated interest rate. Time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio under most circumstances.


         Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.

         A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable to other debt securities which may be purchased by the Portfolios;

         (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

         (3) Short-term corporate obligations rated A or better by Moody's or by S&P;

         (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Treasury, supported by the full faith and credit pledge of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

         (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies; and

         (6) Repurchase agreements collateralized by securities listed above.

REPURCHASE AGREEMENTS

         Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities. In addition, each Portfolio may invest in repurchase agreements collateralized by certificates of deposit, and certain bankers' acceptances and other securities outlined above under "Short-Term Investments." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price if such securities mature in one year or less, or 101% of the repurchase price if such securities mature in more than one year.

         The use of repurchase agreements involves certain risks. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

LENDING OF SECURITIES

         Each Portfolio may lend their investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, a Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

         An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. A Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

         Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement" or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. A Portfolio will maintain a separate account of cash, U.S. Government securities, other high grade debt obligations or other liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made, although a Portfolio may earn income on securities it has deposited in a segregated account.

         Each Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it does so to acquire securities consistent with its investment objective and policies and not for the purpose of investment leverage.

PORTFOLIO TURNOVER

         It is expected that the annual portfolio turnover rate for the BRAZOS/JMIC Micro Cap Growth Portfolio will not exceed 300%. In addition to Portfolio trading costs, higher rates (100% or more) of portfolio turnover may result in the realization of capital gains, a portion of which may be short-term or mid-term gains. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for information on taxation. The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Financial Highlights" present the historical turnover rates for the BRAZOS/JMIC Real Estate Securities Portfolio and the BRAZOS/JMIC Small Cap Growth Portfolio.

INVESTMENT COMPANIES

         Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in securities of other open-end or closed-end investment companies. No more than 5% of an investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any investment company. A Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to its advisory fee.

FUTURES CONTRACTS AND OPTIONS

         In order to remain fully invested and to reduce transaction costs, each Portfolio may invest in appropriate futures contracts and options (also known as derivatives). Because transaction costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, it is expected that use of index futures and options to facilitate cash flows may reduce a Portfolio's overall transaction costs. A Portfolio may enter into futures contracts provided that not more than 5% of the Portfolio's assets are required as margin deposit to secure obligations under such contracts.

         Futures and options can be volatile and involve various degrees and types of risk. If a Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. A Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Trustees of the Fund, the risk that a Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market.

RESTRICTED SECURITIES

         Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. A Portfolio will invest no more than 15% of its net assets in illiquid securities. The prices realized from the sales of these securities could be less than those originally paid by a Portfolio or less than what would be considered the fair value of such securities.

                            OTHER INVESTMENT POLICIES

FOREIGN INVESTMENTS

         The BRAZOS/JMIC Micro Cap Growth Portfolio and the BRAZOS/JMIC Small Cap Growth Portfolio may invest in common stocks of companies listed on foreign stock exchanges, and may also invest in stocks traded in the over-the-counter market. Common stocks for this purpose also include securities having common stock characteristics such as rights and warrants to purchase common stocks. The BRAZOS/JMIC Micro Cap Growth Portfolio and the BRAZOS/JMIC Small Cap Growth Portfolio may also invest in foreign equity securities in the form of American Depositary Receipts (ADRs) and other similar global instruments. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

         Investing in foreign companies may involve additional risks and considerations which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign currencies, the BRAZOS/JMIC Micro Cap Growth Portfolio and the BRAZOS/JMIC Small Cap Growth Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. Some countries may withhold portions of dividends and interest at the source. Under the Internal Revenue Code, foreign exchange gains and losses are treated as ordinary gain or loss.

         As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, comparable information may not be readily available about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

SHORT SALES

         Each Portfolio may engage in short sales of securities. In a short sale, a Portfolio sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Portfolio may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         A Portfolio also must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of the securities short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Portfolio must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

         A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Portfolio may be required to pay in connection with the short sale. The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 25% of the net assets of a Portfolio.

         A short sale is "against-the-box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. A short sale may result in the recognition of gain with respect to a security for Federal income tax purposes under certain rules which treat certain short sales of the same or substantially identical positions with respect to such a security as a constructive sale at the time a short position is entered into by a Portfolio. See, "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

COMPANIES WITH LIMITED OPERATING HISTORIES

         The BRAZOS/JMIC Real Estate Securities Portfolio may invest in securities of companies which have limited operating histories and may not yet be profitable. The investments in such companies offer opportunities for capital gains, but entail significant risks including, but not limited to, the volatility of the stock price and the viability of the firm's operations. The Fund will not invest in companies which together with predecessors have operating histories of less than three years if immediately thereafter and as a result of such investment the value of the Fund's holdings of such securities (other than securities of companies principally engaged in the real estate industry) exceeds 20% of the value of the Fund's total assets. Although not an investment policy of the Fund, it is anticipated that under normal circumstances, approximately 10% to 15% of the companies principally engaged in the real estate industry in which the Fund invests will have operating histories of less than three years.

         Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Trustees may change such policies without an affirmative vote of a majority of the outstanding voting securities of a Portfolio, as defined in the 1940 Act.


                             INVESTMENT LIMITATIONS

         A Portfolio will not:

                  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);

                  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

                  (c) make loans except (i) by purchasing bonds, debentures or similar obligations which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;


                  (d) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 331/3% of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; or

                  (e) pledge, mortgage or hypothecate any of its assets to an extent greater than 331/3% of its total assets at fair market value.



         In addition, the BRAZOS/JMIC Micro Cap Growth and BRAZOS/JMIC Small Cap Growth Portfolios will not acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of each Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when each Portfolio adopts a temporary defensive position.

         The investment limitations described here and certain of the investment limitations described in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of a Portfolio of the Fund. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Portfolio's assets will not be considered a violation of the restriction.

                               PURCHASE OF SHARES


         Shares of the Portfolios may be purchased without sales commission, at the net asset value per share next determined after an order, including payment in the manner described herein, is received by the Fund. (See "VALUATION OF SHARES.") The minimum initial investment required is $10,000. The minimum initial investment amount for IRA accounts is $2,000. Certain exceptions may be made by the officers of the Fund.


INITIAL INVESTMENTS

         BY MAIL

         o         Complete and sign an Account Registration Form and
                           mail it together with a check, drawn on a U.S. bank, made payable to Brazos Mutual Funds, to:

                  Brazos Mutual Funds
                  c/o PFPC Inc.
                  P.O. Box 8987
                  Wilmington, DE 19899


                  A purchase order sent by overnight mail should be sent to:


                           PFPC Inc.
                           Suite 108
                           400 Bellevue Parkway
                           Wilmington, DE  19809*


                 *Effective as of March 30, 1998. Before March 30, 1998,
                  purchase orders sent by overnight mail should be sent to PFPC Inc., 1105 North Market Street, 3rd Floor, Wilmington, DE 19801.


         o Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of a Portfolio next determined after receipt. Payment does not need to be converted into Federal Funds (moneys credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. Make certain that you specify the Portfolio in which you wish to invest on the Account Registration Form.

         BY WIRE


         o First, telephone PFPC between the hours of 9:00 a.m. and 4:00 p.m. Eastern time at 1-800- 426-9157 and provide the account name, address, telephone number, social security or taxpayer identification number, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,


         o        instruct your bank to wire the specified amount to:


                                    PFPC INC.*
                               C/O PNC BANK, N.A.
                                Philadelphia, PA
                                ABA #031-0000-53
                         ATTENTION: Brazos Mutual Funds
                      REF: PORTFOLIO NAME ________________
                             DDA Acct. #86-0179-1182
              FURTHER CREDIT [SHAREHOLDER NAME AND ACCOUNT NUMBER]

                 *Effective as of March 30, 1998. Before March 30, 1998, contact
                  PFPC customer service for wiring instructions.

         o Forward a completed Account Registration Form to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the New York Stock Exchange and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS


         Additional investments can be made at any time. The minimum additional investment is $100 for retirement accounts and $1,000 for all other accounts. Shares can be purchased at net asset value by mailing a check (payable to "Brazos Mutual Funds") to the Fund c/o PFPC Inc., P.O. Box 8987, Wilmington DE, 19899, or by wiring money to the Fund using the instructions outlined above. When making additional investments, be sure that: the account name and number is identified on the check or wire and the Portfolio to be purchased is specified.


         Prior to wiring additional investments, notify the Fund by calling the number on the cover of this prospectus. Mail orders should include the "Invest by Mail" stub which accompanies any Fund confirmation statement.

AUTOMATIC INVESTMENT PLAN


         Shareholders may also purchase additional Portfolio shares through an Automatic Investment Plan. Under the Plan, PFPC, at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at 12 noon, Eastern time, on or about the 20th day of the month. For an Application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus, or call PFPC at (800) 426-9157. This service may also not be available for Service Agent clients who are provided similar services by those organizations.


OTHER PURCHASE INFORMATION

         Investments received by 4 p.m. ET (the close of the New York Stock Exchange ("NYSE")) will be invested at the price calculated after the NYSE closes that day. Orders received after 4 p.m. ET will receive the price calculated on the next business day. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. Purchases of shares will be made in full and fractional shares of the Portfolios calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

         Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which deal with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of shares of the Portfolios and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolios were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing shares of the Portfolios may receive different compensation with respect to one particular class of shares over another in the Fund.

         Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent, may enter confirmed purchase or redemption orders on behalf of clients and customers, with payment to follow no later than the Portfolios' pricing on the following business day. If payment is not received by the Fund's Transfer Agent by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Fund in proper form will be priced at each Portfolio's net asset value next computed after they are accepted by the Service Agent or its authorized designee. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

IN-KIND PURCHASES

         If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of that Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

         The Fund will not accept securities in exchange for shares of a Portfolio unless:

         o at the time of the exchange, such securities are eligible to be included in that Portfolio and current market quotations are readily available for such securities;

         o the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by that Portfolio under the Securities Act of 1933, or otherwise; and

         o the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by that Portfolio will not exceed 5% of the net assets of that Portfolio immediately after the transaction.

         Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                              REDEMPTION OF SHARES

         Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by your Portfolio(s).

         BRAZOS/JMIC Micro Cap Growth and BRAZOS/JMIC Small Cap Growth Portfolios. Shares may be redeemed by mail or telephone, at any time, without cost, at their net asset value as next determined after receipt of the redemption request. Shareholders are charged a $12.00 fee for redemptions by wire. Otherwise, there is no charge for redemptions.

         BRAZOS/JMIC Real Estate Securities Portfolio. Shares of the BRAZOS/JMIC Real Estate Securities Portfolio may be redeemed by mail or telephone, at any time, at the net asset value as next determined after receipt of the redemption request. Shares held 90 days or more may be redeemed without cost except for a $12.00 fee charged to shareholders for wire redemptions. Shares held less than 90 days will be subject to a 1% redemption fee which is retained by the Fund for the benefit of the remaining shareholders and is intended to encourage long-term investment in the BRAZOS/JMIC Real Estate Securities Portfolio, to avoid transaction and other expenses caused by early redemption and to facilitate portfolio management.

BY MAIL


         The Portfolios will redeem their shares at the net asset value next determined on the date the request is received in "good order." Address requests for redemption to the Fund c/o PFPC Inc, P.O. Box 8987, Wilmington, DE 19899. A request to redeem shares must include:


         o        share certificates, if issued;

         o a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

         o        any required signature guarantees (see "SIGNATURE
                  GUARANTEES"); and

         o any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


         Shareholders who are uncertain of requirements for redemption should contact PFPC at 1-800-426-9157.


BY TELEPHONE

         In order to make a redemption request by telephone, you must:

         o establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Account Registration Form; and

         o call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

         The following tasks cannot be accomplished by telephone:

         o changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

         o        redemption of certificated shares by telephone.


         The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or Transfer Agent does not employ the procedures described above. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


         Please contact PFPC at 1-800-426-9157 for further details.


SIGNATURE GUARANTEES

Signature guarantees are required for the following redemptions:

         o redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

         o redemptions where the proceeds are to be sent to someplace other than the registered address; or

         o        share transfer requests.

         The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

         Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after receipt of the request. The Fund may suspend the right of redemption or postpone the date, as permitted by the SEC, including under emergency circumstances and at times when the NYSE is closed.

         If the Fund's Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


         Shares of each Portfolio may be exchanged for shares of any other Portfolio included in the Brazos Mutual Funds. Exchange requests should be made by writing to the Fund c/o PFPC Inc., P.O. Box 8987, Wilmington, DE 19899 or calling 1-800-426-9157 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time.

         Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read the Prospectus and consider the investment objectives of the Portfolio to be purchased. Contact PFPC at 1-800-426-9157 for additional copies of the Prospectus. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence. Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges with other Portfolios received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Requests received after that time will be processed on the next business day. The Board of Trustees may limit frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES BY TELEPHONE" above. An exchange into another Portfolio of the Fund is a sale of shares and may result in a capital gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.


TRANSFER OF REGISTRATION

         You may transfer the registration of any of your Fund shares to another person by writing to the Fund at the above address. As in the case of redemptions, the written request must be received in good order before any transfer can be made. (See "REDEMPTION OF SHARES" for a definition of "good order.")

                                RETIREMENT PLANS

         Shares of the Fund are available for use in certain tax-deferred plans (such as Individual Retirement Accounts ("IRAs"), defined contribution, 401(k) and 403(b)(7) plans).

Individual Retirement Accounts


         Application forms and brochures for IRAs can be obtained from PFPC by calling 1-800-426-9157.

         PNC Bank, N.A. ("PNC") makes available its services as an IRA custodian for each shareholder account that is established as an IRA. For these services, PNC receives an annual fee of $10.00 per account, which fee is paid directly to PNC by the IRA shareholder. If the fee is not paid by the date due, shares of the Fund owned by the IRA will be redeemed automatically for purposes of making the payment. In addition, a $10 fee is charged to shareholders transferring out of a Fund IRA.


                               VALUATION OF SHARES

         The net asset value of each Portfolio is determined by dividing the sum of the total market value of a Portfolio's investments and other assets, less any liabilities, by the total number of shares outstanding. Net asset value per share for each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.


         Each Portfolio uses the last quoted trading price as the market value for equity securities. For listed securities, the Fund uses the price quoted by the exchange on which the security is primarily traded. Unlisted securities and listed securities which have not been traded on the valuation date or for which market quotations are not readily available are valued at the average between the last price asked and the last price bid. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the latest available bid price of such currencies against U.S. dollars quoted by any major bank or by a broker.


         Bonds and other fixed income securities are valued according to the broadest and most representative market which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

         The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                            PERFORMANCE CALCULATIONS


         Each Portfolio may advertise or quote total return data. Total return is calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a

Portfolio over a period. Aggregate total return reflects the total percentage change in value over a period. Both methods assume dividends and capital gains distributions are reinvested in shares of the Portfolios.

         A Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Portfolio's SAI.

         The Fund will provide information about past performance together with a comparison to an appropriate index in its Annual Report to Shareholders. Following the end of the Portfolios' fiscal year, a free copy of the Annual Report to Shareholders will be available upon request by writing or calling the Fund at the address or phone number on the cover of this Prospectus.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


         Each Portfolio will distribute annually to shareholders substantially all of its net investment income and any net realized long-term capital gains. The Portfolios may distribute net investment income and other capital gains during interim periods when the Fund's management determines that it is in the best interests of a Portfolio and its shareholders to do so. It is not anticipated that distributions of net investment income and other capital gains will be made more frequently than quarterly. It is possible, however, as a result of this policy that total distributions in a year could exceed the total of a Portfolio's current year net investment income and capital gains. If this should occur, a portion of the distributions received by shareholders of such Portfolio could be a nontaxable "return of capital" for federal income tax purposes and thereby reduce the shareholder's cost basis in shares of the Portfolio. In general, a shareholder's total cost basis in the Fund will reflect the cost of the shareholder's original investment plus the amount of any reinvestment. Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders. A Portfolio's dividends and capital gains distributions will be reinvested automatically in additional shares of that Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.


         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

FEDERAL TAXES

         Each Portfolio has qualified, and intends to continue to qualify, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Portfolios will not be subject to federal income tax, or any excise tax, to the extent its earnings are distributed as provided by the Code. Each Portfolio intends to distribute substantially all of its net investment income.

         Each Portfolio may engage in certain transactions, such as short sales, and may invest in certain instruments, such as futures contracts, which may result in constructive sales of appreciated positions in securities for Federal income tax purposes. A constructive sale generally occurs when a Portfolio has entered into a short sale of the same or substantially identical securities or if it enters into a futures or forward contract to deliver the same or substantially identical securities and in certain other circumstances. If a constructive sale occurs, a Portfolio will recognize either ordinary income or capital gain depending on the length of time which it held the security which was constructively sold.

         Dividends paid by the Portfolios from net investment income and short-term capital gains, either in cash or reinvested in shares, will be taxable to shareholders as ordinary income. Dividends paid from the Portfolios will generally qualify in part for the 70% dividends-received deductions for corporations, but the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by the Portfolios from domestic (U.S.) sources.

         Distributions paid by the Portfolios from long-term capital gains, either in cash or additional shares of a Portfolio, are taxable to shareholders subject to income tax as long-term capital gains regardless of the length of time the shareholder has owned shares in a Portfolio. Also, for those shareholders subject to tax, if purchases of shares in a Portfolio are made shortly before the record date for a capital gains distribution or a dividend, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the Federal Income tax status of dividends and distributions paid by the Portfolios. Dividends and distributions may also be subject to state and local taxes. Dividends declared in October, November, or December to shareholders of record in such month and paid in January of the following year will be deemed to have been paid by a Portfolio and received by the shareholders on December 31.

         Redemptions of shares in the Portfolios are taxable events for Federal income tax purposes.

         The Portfolios are required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

STATE AND LOCAL TAXES

         Shareholders may also be subject to state and local taxes on distributions and redemptions. Shareholders should consult with their tax advisers regarding the tax status of distributions in their state and locality.

                               INVESTMENT ADVISER

         John McStay Investment Counsel is a limited partnership formed in 1983 and located at 5949 Sherry Lane, Suite 1560, Dallas, Texas 75225. The Adviser provides investment management services to institutions and individuals. The Adviser currently has approximately $3 billion in assets under management. John
D. McStay may be deemed to control the Adviser as a result of ownership of a majority interest in John McStay & Associates ("JMA"), the general partner of the Adviser. JMA owns a majority interest in the Adviser.

         An investment policy committee is responsible for the day-to-day management of the Portfolios' investments.

         Under Investment Advisory Agreements with the Fund, dated as of November 25, 1996 and November 14, 1997, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Trustees.

         As compensation for its services as an Adviser, BRAZOS/JMIC Micro Cap Growth, BRAZOS/JMIC Real Estate Securities and BRAZOS/JMIC Small Cap Growth Portfolios pay the Adviser an annual fee, in monthly installments, of 1.20%,
 .90% and .90% respectively, of each Portfolio's average daily net assets for the month.

         The Adviser has voluntarily agreed to keep operating expenses of the BRAZOS/JMIC Micro Cap Growth, BRAZOS/JMIC Real Estate Securities and BRAZOS/JMIC Small Cap Growth Portfolios from exceeding 1.60%, 1.25% and 1.35%, respectively, of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of a Portfolio.

         The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Adviser, or any of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund or a Portfolio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

                        ADVISER'S HISTORICAL PERFORMANCE


         Set forth below are performance data provided by the Adviser pertaining to the composite of all separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the BRAZOS/JMIC Real Estate Securities Portfolio. Also set forth is the performance of the Portfolio from inception (12/31/96) through the December 31, 1997 calendar year end. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the BRAZOS/JMIC Real Estate Securities Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the BRAZOS/JMIC Real Estate Securities Portfolio. Further, the separately managed accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The Adviser's separate managed account performance results set forth below under "Institutional Equity Accounts" are not intended to predict or suggest the return of the BRAZOS/JMIC Real Estate Securities Portfolio or the return an investor might achieve by investing in the BRAZOS/JMIC Real Estate Securities Portfolio.

        John McStay Investment Counsel Real Estate Securities Portfolios
               (Percentage Returns Net of Average Management Fees)

                                                          Adviser's
Calendar Year                         Mutual Fund       Institutional
                                       Portfolio           Equity        NAREIT         Wilshire
                                     Performance          Accounts    Equity Index     REIT Index
1994 ....................................  -               14.6%           3.2%           2.7%

1995 ....................................  -               20.5%          15.3%          12.2%

1996 ....................................  -               42.1%          35.3%          37.0%

1997 .................................... 29.2%            26.5%          20.3%          19.7%

Cumulative .............................. 29.2%           148.2%          93.7%          88.9%

Annualized .............................. 29.2%            25.5%          18.0%          17.2%

Three Year Annualized Return.............  -               29.4%          23.3%          22.5%

(Four)-Year Mean ........................  -               25.9%          18.5%          17.9%

Value of $1 invested during 4 years
(1/1/94-12/31/97) .......................  -               $2.48          $1.94          $1.89

Notes:


1. The annualized return of the Adviser's Institutional Equity Accounts is calculated from monthly data, allowing for compounding. The formula used is in accordance with the methods set forth by the Association for Investment Management Research, The Bank Administration Institute, and the Investment Counsel Association of America. Market Value of the account was the sum of the account's total assets, including cash, cash equivalents, short term investment, and securities valued at current market prices.

2. The cumulative return means that $1 invested in the composite account on January 1, 1994 had grown to $2.48 by 12/31/97.

3. The four-year mean is the arithmetic average of the annual returns for the years listed.


4. The NAREIT Equity Index and the Wilshire REIT Index are unmanaged indices which assume reinvestment of dividends on securities in the index and are generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above. NAREIT Equity Index is a compilation of market-weighted securities data collected from all tax-qualified equity real estate investment trusts listed on the New York and American Stock Exchanges and the NASDAQ. Wilshire REIT Index is a market capitalization- weighted index of publicly traded real estate securities. The comparative indices are not adjusted to reflect expenses or other fees reflected in the performance of a mutual fund as required by the SEC.

5. The Adviser's average annual management fee over the four-year period (1994-1997) was .85% or 85 basis points. During the period, fees on the Adviser's individual accounts ranged from .80% to 1% (80 basis points to 100 basis points). Net returns to investors vary depending on the management fee.


6. The average annual total return of the BRAZOS/JMIC Real Estate Securities Portfolio set forth above under "Mutual Fund Portfolio Performance" is calculated according to a standardized formula required by SEC regulations. The calculation assumes that all dividends and distributions are reinvested when paid. Past performance of the Portfolio is not indicative of future results. The Portfolio's total return is higher due to the maintenance of the Portfolio's expenses by the Adviser. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original investment.

         Set forth below are performance data provided by the Adviser pertaining to the composite of all separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the BRAZOS/JMIC Small Cap Growth Portfolio. Also set forth is the performance of the Portfolio from inception (12/31/96) through the December 31, 1997 calendar year end. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the BRAZOS/JMIC Small Cap Growth Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the BRAZOS/JMIC Small Cap Growth Portfolio. Further, the separately managed accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The Adviser's separately managed account performance results set forth below under "Institutional Equity Accounts" are not intended to predict or suggest the return of the BRAZOS/JMIC Small Cap Growth Portfolio or the return an investor might achieve by investing in the BRAZOS/JMIC Small Cap Growth Portfolio.

      John McStay Investment Counsel Small Capitalization Growth Portfolios
               (Percentage Returns Net of Average Management Fees)

                       Mutual Fund       Adviser's
Calendar Years          Portfolio      Institutional      S&P MidCap
                       Performance    Equity Accounts     400 Index      Russell 2000
1987* .............................  -               25.6%           -2.0%           -8.8%
1988* .............................  -               24.5%           20.9%           24.9%
1989* .............................  -               31.9%           35.6%           16.2%
1990* .............................  -               -4.0%           -5.1%          -19.5%
1991* .............................  -               68.9%           50.1%           46.1%
1992* .............................  -                8.7%           11.9%           18.4%
1993 ..............................  -               15.3%           14.0%           18.9%
1994 ..............................  -               -0.1%           -3.6%           -1.8%
1995 ..............................  -               30.1%           30.9%           28.4%
1996 ..............................  -               32.9%           19.2%           16.5%
1997 ..............................54.5%             23.4%           32.3%           22.4%
Cumulative ........................54.5%            793.4%          480.1%          294.2%
Annualized ........................54.5%             22.0%           17.3%           13.3%
Three Year Annualized Return.......  -               28.7%           27.3%           22.4%
Five Year Annualized Return........  -               19.7%           17.8%           16.4%
Ten Year Annualized Return.........  -               21.7%           19.5%           15.8%
Eleven-Year Mean ..................  -               23.4%           18.6%           14.7%
Value of $1 invested
 during 11 years
 (1/1/87-12/31/97) ................  -               $8.93           $5.80           $3.94

---------------
* Numbers are AIMR compliant from 1/1/93 forward; prior to that time all accounts,without regard to dollar value were equally weighted in determining composite performance. (See note 6 below)

Notes:


1. The annualized return of the Adviser's Institutional Equity Accounts is calculated from monthly data, allowing for compounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, The Bank Administration Institute, and the Investment Counsel Association of America. Market value of the account was the sum of the account's total assets, including cash, cash equivalents, short term investments, and securities valued at current market prices.

2. The cumulative return means that $1 invested in the composite account on January 1, 1987 had grown to $8.93 by 12/31/97.

3. The eleven-year mean is the arithmetic average of the annual returns for the years listed.


4. The S&P MidCap 400 and Russell 2000 are unmanaged indices which assume reinvestment of dividends on securities in the index and are generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above. The S&P MidCap 400 Index is an unmanaged capitalization-weighted index that measures the performance of the mid-range of the U.S. stock market. The Russell 2000 is composed of the 2000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies. The comparative indices are not adjusted to reflect expenses or other fees reflected in the performance of a mutual fund as required by the SEC.

5. The Adviser's average annual management fee over the eleven-year period (1987-1997) was 1% or 100 basis points. On January 1, 1987, the Adviser began managing the separate accounts using objectives, policies and strategies substantially similar to those of the BRAZOS/JMIC Small Cap Growth Portfolio. During the period, fees on the Adviser's individual accounts ranged from 1% to 1- 1/2% (100 basis points to 150 basis points). Net returns to investors vary depending on the management fee.

6. Small Capitalization Growth Portfolios ("Composite") performance data is AIMR compliant from 1/1/93 forward. Prior to that time, the only difference in the calculation is that all portfolios were equally weighted without regard to dollar value in determining Composite performance. The Composite includes every account managed in JMIC's small capitalization style, consistent with AIMR guidelines. This equal weighting method follows the standards promulgated by the Investment Management Consultants' Association which predates standards established by AIMR. In 1990, the Composite results reflected portfolios ranging in number from 3 to 8 and in size from $3 million to $30 million,with a median size of $13 million. In 1991, the Composite reflected portfolios ranging in number from 8 to 18 and in size from $1 million to $46 million, with a median size of $15 million. In 1992, the Composite reflected portfolios ranging in number from 20 to 27 and in size from $4 million to $50 million, with a median size of $17 million. And, from 1987 through 1989, the Composite consisted of only one portfolio which for many years served as the model for all accounts managed in this style.


7. The average annual total return of the BRAZOS/JMIC Small Cap Growth Portfolio set forth above under "Mutual Fund Portfolio Performance" is calculated according to a standardized formula required by SEC regulations. The calculation assumes that all dividends and distributions are reinvested when paid. Past performance of the Portfolio is not indicative of future results. The Portfolio's total return is higher due to the maintenance of the Portfolio's expenses by the Adviser. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original investment.


                             ADMINISTRATIVE SERVICES


         PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as Administrator, Transfer Agent and Dividend Paying Agent of the Fund and also provides accounting services to the Fund. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

         As Administrator, PFPC supplies office facilities, non-investment related statistical and research data, stationery and office supplies, executive and administrative services, internal auditing and regulatory compliance services. PFPC also assists in the preparation of reports to shareholders, prepares proxy statements, updates prospectuses and makes filings with the Securities and Exchange Commission and state securities authorities. PFPC performs certain budgeting and financial reporting and compliance monitoring activities. For the services provided as Administrator, PFPC receives an annual fee from the Fund equal to the greater of: (1) a minimum annual fee of $32,500 for each of the first two single-class Portfolios plus $15,000 for any additional Portfolio, or second or additional class of a Portfolio; or (2) an asset-based fee, equal to a percentage of the average daily net assets of the Fund, on a Fund-wide basis, according to the following schedule:


     0.15% of the first $50 million in assets; plus
     0.10% of assets between $50 million and $200 million; plus
     0.07% of assets in excess of $200 million.


The Administrator's fee shall be payable monthly, as soon as practicable after the last day of each month, based on the Fund's average daily net assets as determined at the close of business on each business day throughout the month. PFPC also serves as Transfer Agent and Dividend Paying Agent of the Fund.

         PFPC also serves as an Accounting Agent to the Fund. As Accounting Agent, PFPC determines the Fund's net asset value per share and provides accounting services to the Fund pursuant to an Accounting Services Agreement with the Fund.


                                   DISTRIBUTOR


         Provident Distributors, Inc. Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428- 2961, has been engaged pursuant to a distribution agreement dated February 13, 1998, to assist in securing purchasers for shares of the Fund. Provident will receive no compensation for distribution of shares of the Fund, except for reimbursement of out-of-pocket expenses.


                             PORTFOLIO TRANSACTIONS

         The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. The Adviser may buy and sell securities for the account of a portfolio through the Adviser's affiliated broker-dealer. In such instances, the affiliated broker-dealer will complete transactions pursuant to procedures designed to ensure that charges for the transactions do not exceed usual and customary levels obtainable from other, unaffiliated broker-dealers. Such transactions and the procedures are supervised by the Fund's Board of Trustees. It is understood that the affiliated broker-dealer will not be utilized in situations where, in the Adviser's judgment, the brokerage services of another security firm would be in the best interest of a Portfolio. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pricing services these brokers provide to the Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. If a purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the allocations are subject to periodic review by the Fund's Trustees.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

         The Fund was organized as a Delaware Business Trust on October 24, 1996. The Trustees have the power to designate one or more series of shares of beneficial interest and to classify or reclassify any unissued shares without further action by shareholders. At its discretion, The Board of Trustees may create additional Portfolios and classes of shares.

         The shares of each Portfolio are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

         Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN


         PNC Bank, N.A., 1600 Market Street, Philadelphia, PA 19103, serves as Custodian of the Fund's assets.


INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, PA 19103, are the independent accountants for the Fund.

REPORTS

         Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Coopers & Lybrand L.L.P.

SHAREHOLDER INQUIRIES


         Shareholder inquiries may be made by contacting the Fund c/o PFPC Inc., P.O. Box 8987, Wilmington, DE 19899, or by calling the telephone number listed on the cover of this Prospectus.

                                                               PROSPECTUS
                                                             February 17, 1998

TRUSTEES

JOHN H. MASSEY
DAVID M. REICHERT
DAN L. HOCKENBROUGH

OFFICERS

DAN L. HOCKENBROUGH
Chairman of the Board,
President and Chief Financial Officer

TRICIA A. HUNDLEY
Vice President, Secretary and
Compliance Officer


LOREN J. SOETENGA
Vice President and Treasurer



CUSTODIAN


PNC BANK, N.A.
1600 Market Street
Philadelphia, Pennsylvania 19103



COUNSEL

DRINKER BIDDLE & REATH LLP
1345 Chestnut Street
Philadelphia, Pennsylvania 19107


AUDITORS

COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania 19103


BRAZOS MUTUAL FUNDS


BRAZOS
JMIC MICRO CAP
GROWTH PORTFOLIO

BRAZOS
JMIC REAL ESTATE
SECURITIES PORTFOLIO

BRAZOS
JMIC SMALL CAP
GROWTH PORTFOLIO


A NO LOAD FUND


INVESTMENT ADVISER

JOHN McSTAY
INVESTMENT COUNSEL
5949 Sherry Lane
Suite 1560
Dallas, Texas 75225

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                                     PART B


                               BRAZOS MUTUAL FUNDS

                     BRAZOS/JMIC MICRO CAP GROWTH PORTFOLIO
                  BRAZOS/JMIC REAL ESTATE SECURITIES PORTFOLIO
                     BRAZOS/JMIC SMALL CAP GROWTH PORTFOLIO


                       STATEMENT OF ADDITIONAL INFORMATION


                                February 17, 1998

This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the Brazos Mutual Funds (the "Fund") for Shares of the BRAZOS/JMIC Micro Cap Growth, BRAZOS/JMIC Real Estate Securities and BRAZOS/JMIC Small Cap Growth Portfolios dated February 17, 1998. To obtain the Prospectus, please call PFPC Inc. at 1-800-426-9157.





                                TABLE OF CONTENTS

                                                                          Page

INVESTMENT OBJECTIVES AND POLICIES.......................................  2
PURCHASE OF SHARES.......................................................  7
REDEMPTION OF SHARES.....................................................  7
SHAREHOLDER SERVICES.....................................................  9
INVESTMENT LIMITATIONS................................................... 10
MANAGEMENT OF THE FUND................................................... 11
INVESTMENT ADVISER....................................................... 14
PORTFOLIO TRANSACTIONS................................................... 15
PERFORMANCE CALCULATIONS................................................. 16
GENERAL INFORMATION...................................................... 20
FINANCIAL STATEMENTS..................................................... 23

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                       INVESTMENT OBJECTIVES AND POLICIES

         The following policies supplement the investment policies of the BRAZOS/JMIC Micro Cap Growth, BRAZOS/JMIC Real Estate Securities and BRAZOS/JMIC Small Cap Growth Portfolios ("The Portfolios") as set forth in the Prospectus for the Portfolios:


SECURITIES LENDING
         Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the Portfolio's accounts. A Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with a Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time, and (d) a Portfolio receives reasonable interest on the loan (which may include a Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.


         At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. A Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

HEDGING STRATEGIES
         Each Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity markets. Each Portfolio may write (i.e., sell) covered call options on their portfolio securities, purchase put and call options on securities and engage in transactions in related options on futures. Each of these portfolio strategies is described below.

FUTURES CONTRACTS
         Each Portfolio may enter into futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S.
Government agency.

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

         Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by trading an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Portfolio expects to earn interest income on their margin deposits.

         Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates.

         Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide straddles positions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolios expect that approximately 75% of their futures contracts purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or will be purchased by the Portfolios on the settlement date of the futures contracts.

         Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

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RESTRICTIONS ON THE USE OF FUTURES CONTRACTS
         A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS
          Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular futures contract at any given time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

         The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of a Portfolio is engaged in only for hedging purposes, the Adviser does not believe that a Portfolio is subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of futures contracts, they had invested in the underlying financial instrument and sold them after the decline.

         Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has an open position in a futures contract or related option.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading

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days with little or no trading thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         Futures contracts may be traded on foreign exchanges. Such transactions are subject to the risks of governmental actions affecting trading in or the prices of the securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

         The investment by a Portfolio in futures contracts and options on futures contracts is subject to many complex and special tax rules. The treatment by a Portfolio of certain futures and forward contracts is generally governed by Section 1256 of the Internal Revenue Code of 1986, as amended (the "Code"). These "Section 1256" positions generally include listed options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

         Absent a tax election to the contrary, each such Section 1256 position held by a Portfolio will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Portfolio's fiscal year, and all gain or loss associated with fiscal year transactions and marked-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Portfolio. The acceleration of income on Section 1256 positions may require a Portfolio to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Portfolio may be required to dispose of portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of a Portfolio's shares. In these ways, any or all of these rules may affect both the amount, character and timing of income distributed to shareholders by the Portfolios.

OPTIONS
         Each Portfolio may purchase and sell put and call options on securities and futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

WRITING COVERED CALL OPTIONS
         The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the

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underlying security above the option exercise price. In addition, a Portfolio's ability to sell the underlying security will be limited while the option is in effect unless it effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. Each Portfolio writes only covered options, which means that so long as a Portfolio is obligated as the writer of the option it will, in a segregated account with its custodian, maintain cash, U.S. government securities, other high grade liquid debt securities or other liquid securities denominated in U.S. dollars with a value equal to or greater than the exercise price of the underlying securities.

PURCHASING OPTIONS
         The amount of any appreciation in the value of the underlying security subject to a put will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Portfolio may purchase call options on securities held in their investment portfolios on which they have written call options or on securities which they intend to purchase.

SHORT SALES
         Each Portfolio may seek to hedge investments or realize additional gains through short sales. A Portfolio may make short sales, which are transactions in which a Portfolio sells a security it does not own, in anticipation of a decline in the market value of the security. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. A Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced, a Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Portfolio also will incur transaction costs in effecting short sales.

         A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses a Portfolio may be required to pay in connection with a short sale.

         No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net equity. Each Portfolio similarly will limit its short sales of the securities of any single issuer if the market value of the securities that have been sold short would exceed two percent (2%) of the value of a Portfolio's net equity or if such securities would constitute more than two percent (2%) of any class of the issuer's securities.

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         Whenever a Portfolio engages in short sales, its custodian segregates an amount of cash or U.S. Government securities or other high-grade liquid debt securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

         In addition, a Portfolio may make short sales "against the box," i.e. when a security identical to one owned by a Portfolio is borrowed and sold short. If a Portfolio enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Portfolio will incur transaction costs, in connection with opening, maintaining, and closing short sales against the box. A short sale may result in the recognition of gain with respect to a security for Federal income tax purposes under certain rules which treat certain short sales of the same or substantially identical positions with respect to such a security as a constructive sale at the time a short position is entered into by a Portfolio. See, "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                               PURCHASE OF SHARES

         Shares of the Portfolios may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund. The minimum initial investment required for each Portfolio is $10,000 with certain exceptions as may be determined from time to time by the officers of the Fund. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the NYSE will be executed at the price computed on the next day the NYSE is open after proper receipt. The NYSE will be closed on the following days: New Year's Day; Martin Luther King, Jr.'s Birthday; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.

         The Portfolios reserve the right in their sole discretion (1) to suspend the offering of their shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and
(3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolios' shares.

                              REDEMPTION OF SHARES

         The Portfolios may suspend redemption privileges or postpone the date of payment (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolios to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the

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net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "How Share Prices are Determined," and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

         Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by a Portfolio.

         BRAZOS/JMIC Micro Cap Growth and BRAZOS/JMIC Small Cap Growth Portfolios. No charge is made by these Portfolios for redemptions.

         BRAZOS/JMIC Real Estate Securities Portfolio. No charge is made by the BRAZOS/JMIC Real Estate Securities Portfolio for redemptions if shares are held for at least 90 days. Shares held for less than 90 days will be subject to a 1% redemption fee which is retained by the Fund for the benefit of the remaining shareholders and is intended to encourage long-term investment in the BRAZOS/JMIC Real Estate Securities Portfolio, to avoid transaction and other expenses caused by early redemption and to facilitate portfolio management.


SIGNATURE GUARANTEES
         To protect your account, the Fund and PFPC Inc. (the "Administrator" or "PFPC") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.


         Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from the Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

         The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

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                              SHAREHOLDER SERVICES

         The following supplements the shareholder services information set forth in the Prospectus:


EXCHANGE PRIVILEGE
         Shares of a Portfolio may be exchanged for shares of any other Portfolio included within the Brazos Mutual Funds. Exchange requests should be made by calling 1-800- 426-9157 or by writing to Brazos Mutual Funds, c/o PFPC, P.O. Box 8987, Wilmington, DE 19899. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.


         Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read the Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the Administrator at 1-800-426- 9157.

         Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

         For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES
         Shareholders may transfer shares of the Portfolios to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

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

                             INVESTMENT LIMITATIONS

         The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Investment limitations (1), (2), (3) and (4) are classified as fundamental. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of a Portfolio. A Portfolio will not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate; additionally, the BRAZOS/JMIC Real Estate Securities Portfolio may purchase and sell mortgage-related securities and liquidate real estate acquired as a result of default on a mortgage and may invest in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

     (4)  underwrite the securities of other issuers;

     (5) invest in futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and (ii) not more than 20% of a Portfolio's assets are invested in futures and options;

     (6)  purchase on margin except as specified in (5) above;

     (7) invest more than an aggregate of 15% of the net assets of a Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

     (8) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions.

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

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS
         The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:

*Dan L. Hockenbrough                    Trustee, President and Chief Financial Officer of
5949 Sherry Lane, Suite 1560            the Fund; Since August 1996, Business Manager of
Dallas, Texas  75225                    John McStay Investment Counsel.  Formerly,
Age 38                                  Chief Financial Officer of Waugh Enterprises, Inc.
                                        from November 1995 until August 1996;
                                        Assistant Controller of Hicks, Muse,
                                        Tate & Furst Incorporated from December
                                        1992 to November 1995; and Senior
                                        Associate at Coopers & Lybrand prior to
                                        December 1992.

John H. Massey                          Trustee of the Fund; Private Investor and a
4004 Windsor Avenue                     Director of The Paragon Group, Inc., Chancellor
Dallas, Texas  75205                    Broadcasting, Inc., Bank of the Southwest,
Age 58                                  Columbine JDS Systems, Inc. and FSW Holdings,
                                        Inc.  Until 1996, Chairman of the Board and Chief
                                        Executive Officer of Life Partners Group, Inc.

David M. Reichert                       Trustee of the Fund; Private Investor; formerly
7415 Stonecrest Drive                   Senior Vice President of Moffet Capital
Dallas, Texas  75240                    Management, an investment counseling firm, from
Age 58                                  January 1995 until June 1996 and Senior Vice
                                        President and Portfolio Manager of
                                        American Capital Asset Management, a
                                        mutual fund management company, from
                                        April 1989 to July 1994.

*Tricia A. Hundley                      Vice President, Secretary and Compliance Officer
5949 Sherry Lane, Suite 1560            of the Fund; Partner of John McStay Investment
Dallas, Texas  75225                    Counsel since 1987.
Age 47

*Loren J. Soetenga                      Vice President and Treasurer of the Fund;
5949 Sherry Lane, Suite 1560            Principal of John McStay Investment Counsel.
Dallas, Texas  75225                    Formerly, Partner of Chronos Management, Inc.
Age 30                                  until 1996.

*This person is deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS
         The Fund pays each Trustee, who is not also an officer or affiliated person, a $500 quarterly retainer fee per active Portfolio which currently amounts to $1,500 per quarter. In addition, each unaffiliated Trustee receives a $500 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund, and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's Trustees for the fiscal year ended November 30, 1997.

COMPENSATION TABLE

          (1)                   (2)                         (3)                        (4)                         (5)
    Name of Person            Aggregate                  Pension or             Estimated Annual           Total Compensation
       Position             Compensation             Retirement Benefits          Benefits Upon            from Registrant and
                           From Registrant           Accrued as Part of            Retirement               Fund Complex Paid
                                                       Fund Expenses                                            to Trustees
=================================================================================================================================
Dan L. Hockenbrough             -0-                         -0-                         -0-                         -0-
Director


John H. Massey                $6,000                        -0-                         -0-                       $6,000
Director

David M. Reichert             $6,000                        -0-                         -0-                       $6,000
Director


PRINCIPAL HOLDERS OF SECURITIES


         As of February 1, 1998, the following persons or organizations held of record 5% or more of the shares of each Portfolio:

Micro Cap Growth Portfolio

         John McStay and Ellen McStay
         JT Ten Comm
         5949 Sherry Lane, Suite 1560
         Dallas, TX  75225                                 5.62%

Real Estate Securities Portfolio

         Suntrust Bank Atlanta Cust. for
          University of Georgia Foundation
         DTD 03/19/97
         P.O. Box 105870
         Atlanta, GA  30348-5870                          13.76%

         California Province of the Society of Jesus
         Attn: Robert L. St. Clair, SJ
         P.O. Box 519
         Los Gatos, CA  95031-0519                        12.60%

         Lafayette College
         Rosemary Bader, Asst. Treasurer
         234 Markle Hall
         Easton, PA  18042-1779                            8.92%

         R.D. & Joan Dale Hubbard Foundation Inc.
         73-405 El Paseo 32-D
         Palm Desert, CA  92260                            6.25%

         The Valley Foundation
         16450 Los Gatos Boulevard, Suite 210
         Los Gatos, CA  95032                              6.18%

         Boys & Girls Clubs of America
         1230 W. Peachtree Street, NW
         Atlanta, GA  30309                                6.02%

Small Cap Growth Portfolio

         MAC & Co.
         A/C XCFF4101182
         Mutual Funds Operations
         P.O. Box 3198
         Pittsburgh, PA  15230-3198                        9.32%

         Mercantile-Safe Deposit & Trust Co. Trste
          for Blue Cross Blue Shield of
          Maryland Retirement Plan & Trust DTD 2/10/97
         766 Old Hammonds Ferry Road
         Linthicum, MD  21090                              8.32%

         R.D. & Joan Dale Hubbard Foundation Inc.
         73-405 El Paseo 32-D
         Palm Desert, CA  92260                            6.66%

         Strafe & Co. Trste for Owensboro
          Mercy Health System Inc.
         John McStay A/C3402817000 DTD 12/5/97
         P.O. Box 0160
         Westerville, OH  43086-0160                       5.77%

         Charles Schwab & Co., Inc.
         Special Custody for Benefit of Customers
         Attn: Mutual Funds
         101 Montgomery Street
        San Francisco, CA  94104                           5.25%

                               INVESTMENT ADVISER

ADVISORY FEES
         As compensation for services rendered by John McStay Investment Counsel (the "Adviser") under the Investment Advisory Agreement, the Portfolios pay the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average daily net assets for the month:


BRAZOS/JMIC Micro Cap Growth Portfolio.....................      1.20%
BRAZOS/JMIC Real Estate Securities Portfolio...............      0.90%
BRAZOS/JMIC Small Cap Growth Portfolio.....................      0.90%



         For the fiscal year ended November 30, 1997 the Portfolios paid the Adviser fees and the Adviser waived fees and/or reimbursed expenses of the Portfolios as follows:


                                                  Fees paid
Portfolio                                        (After Waivers)      Waivers


BRAZOS/JMIC Micro Cap Growth Portfolio*           $0                  $0
BRAZOS/JMIC Real Estate Securities Portfolio      $ 98,687            $139,015
BRAZOS/JMIC Small Cap Growth Portfolio            $131,736            $107,342

ADMINISTRATION FEES
         In addition to the fees received for its services as Administrator to the Fund, as set forth in the Prospectus under "ADMINISTRATIVE SERVICES," PFPC receives fees from the Fund for providing transfer agency, accounting and dividend disbursing services. Such fees are included in the calculation of "Other Expenses" which appears under the caption heading "FUND EXPENSES" in the Prospectus.

         For the fiscal year ended November 30, 1997 the Fund paid Rodney Square** administration fees and Rodney Square waived fees and/or reimbursed expenses of the Portfolios as follows:


                                                  Fees paid
Portfolio                                         (After Waivers)      Waivers


BRAZOS/JMIC Micro Cap Growth Portfolio*           $0                   $0
BRAZOS/JMIC Real Estate Securities Portfolio      $37,775              $4,051
BRAZOS/JMIC Small Cap Growth Portfolio            $38,935              $4,051

         For the fiscal year ended November 30, 1997 the Fund paid Rodney Square** accounting services fees and Rodney Square waived fees and/or reimbursed expenses of the Portfolios as follows:

                                                Fees paid
Portfolio                                      (After Waivers)       Waivers
BRAZOS/JMIC Micro Cap Growth Portfolio*         $0                   $0
BRAZOS/JMIC Real Estate Securities Portfolio    $35,742              $5,610
BRAZOS/JMIC Small Cap Growth Portfolio          $36,198              $5,610


*  The Micro Cap Growth Portfolio commenced operations on 12/31/97.
** PFPC entered into an agreement with Rodney Square Management Corporation ("Rodney Square") to provide services that were provided by Rodney Square up until January 5, 1998.

CUSTODIAN
         PNC Bank, N.A. ("PNC") serves as the Fund's Custodian. As Custodian, PNC has agreed to (a) maintain a separate account or accounts in the name of the Fund, (b) hold and transfer portfolio securities on account of the Fund, (c) accept receipts and make disbursements of money on behalf of the Fund, (d) collect and receive all income and other payments and distributions on account of the Fund's portfolio securities, and (e) make periodic reports to the Fund's Trustees concerning the Fund's operations. PNC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that PNC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the negligent acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PNC receives a fee in addition to transaction charges and out-of-pocket expenses.


                             PORTFOLIO TRANSACTIONS

         The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. The Adviser may, however, consistent with the interests of the Portfolios, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

         It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.

         Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolios and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.


         For the fiscal year ended November 30, 1997, the Portfolios paid brokerage commissions as follows:

                  Fund                                   Brokerage Commission

BRAZOS/JMIC Micro Cap Growth Portfolio                          $0
BRAZOS/JMIC Real Estate Securities Portfolio                    $316,900
BRAZOS/JMIC Small Cap Growth Portfolio                          $132,283


                            PERFORMANCE CALCULATIONS

PERFORMANCE

         The Portfolios may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

YIELD
         Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

         This figure is obtained using the following formula:

                              Yield=2[(a-b+1)6 - 1]
                                       ---
                                       cd

where:

     a=   dividends and interest earned during the period
     b=   expenses accrued for the period (net of reimbursements)
     c= the average daily number of shares outstanding during the period that were entitled to receive income distributions
     d=   the maximum offering price per share on the last day of the period.

TOTAL RETURN
         The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

         These figures will be calculated according to the following formula:

                                   P(1+T)n=ERV

where:
         P=       a hypothetical initial payment of $ 1,000
         T=       average annual total return
         n=       number of years
        ERV=      ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


Total return for the Portfolios for the period ended November 30, 1997 was:

                                                                       12/31/96
                                                                        through
                                                                       11/30/97

BRAZOS/JMIC Real Estate Securities Portfolio                           24.39%

BRAZOS/JMIC Small Cap Growth Portfolio                                 47.08%


COMPARISONS
         To help investors better evaluate how an investment in a Portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

         (1) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

         (2) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

         (3) Standard & Poor's MidCap 400 Index - an unmanaged index measuring the performance of non-S&P 500 stocks in the mid-range sector of the U.S. stock market.

         (4) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

         (5) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

         (6) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

         (7) Morgan Stanley Capital International EAFE Index and World Index - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

         (8) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

         (9) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

         (10) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

         (11) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

         (12) Lehman Brothers Long-Term Treasury Bond - is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

         (13) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value- weighted index calculated on price change only and does not include income.

         (14) Value Line - composed of over 1,600 stocks in the Value Line Investment Survey.

         (15) Russell 2000 - composed of the 2,000 smallest stocks in the Russell 3000, a market value- weighted index of the 3,000 largest U.S. publicly-traded companies.

         (16) Russell 2000 Growth - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

         (17) Russell 2000 Value - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

         (18) Russell 2500 - composed of the 2,500 smallest stocks in the Russell 3000, a market value- weighted index of the 3,000 largest U.S. publicly-traded companies.

         (19) Composite Indices - 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long- Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

         (20) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

         (21) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

         (22) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

         (23) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change over time in the price of goods and services in major expenditure groups.

         (24) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

         (25) Savings and Loan Historical Interest Rates - as published by the U.S. Savings & Loan League Fact Book.

         (26) Lehman Brothers Government/Corporate Index - a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S.

                  Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

         (27) Lehman Brothers Intermediate Government/Corporate Index - an unmanaged index composed of a combination of the Government and Corporate Bond Indiyces. All issues are investment grade
                  (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

         (28) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; WP Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman
                  Brothers, Inc.; and Bloomberg L.P.

         (29) NAREIT Equity Index - a compilation of market-weighted securities data collected from all tax-qualified equity real estate investment trusts listed on the New York and American Stock Exchanges and the NASDAQ. The index tracks performance, as well as REIT assets, by property type and geographic region.

         (30) Wilshire Real Estate Securities Index, published by Wilshire Associates - a market capitalization-weighted index of publicly traded real estate securities, such as real estate investment trusts, real estate operating companies and partnerships.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.


                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
         The Fund was organized as a Delaware business trust on October 24, 1996. The Fund's principal office is located at 5949 Sherry Lane, Dallas, Texas 75225; however, all investor correspondence should be directed to the Fund c/o PFPC, P.O. Box 8987, Wilmington, DE 19899. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.


         On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his or her name on the books of the Fund.

         In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

         Shareholders have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by resolution.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

         The Fund's policy is to distribute at least annually, substantially all of a Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the Federal excise tax on undistributed income and capital gains. The Fund may distribute a Portfolio's net investment income at interim periods. The amounts of any income dividends or capital gains distributions cannot be predicted. See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.

         Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of a Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

         As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

         Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

         In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of a Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement.

         Except for transactions a Portfolio has identified as hedging transactions, a Portfolio is required for Federal income tax purposes to recognize as income for the taxable year its net unrealized gains and losses on forward currency and futures contracts as of the end of the taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Recognized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

         A Portfolio may be subject to foreign withholding taxes on income or gains recognized with respect to its investment in certain foreign securities. If a Portfolio purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), a Portfolio may be subject to U.S. Federal income tax and a related interest charge on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by a Portfolio to its shareholders. If more than 50% of the total assets of a Portfolio are invested in securities of foreign corporations, a Portfolio may elect to pass-through to its shareholders their pro rata share of foreign income taxes paid by a Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of the foreign taxes paid by a Portfolio. However, shareholders will be entitled to deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. Federal income tax, subject to certain limitation under the Code. Finally, a Portfolio may recognize gain or loss on transactions in foreign currencies as a by-product of its investment in foreign securities.

         A Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of a Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on a Portfolio's other investments, and shareholders will be advised on the nature of the payment.

CODE OF ETHICS
         The Fund has adopted a Code of Ethics which restricts, to a certain extent, personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.


                              FINANCIAL STATEMENTS

         The Financial Statements for the BRAZOS/JMIC Small Cap Growth Portfolio and BRAZOS/JMIC Real Estate Securities Portfolio and selected per share data and ratios and notes to the Financial Statements relating to corresponding periods are contained in this Statement of Additional Information.

BRAZOS/JMIC SMALL CAP GROWTH PORTFOLIO
Statement of Net Assets                                        November 30, 1997

                                                                                              Market Value
                                                                                  Shares       (Note 2)+
COMMON STOCK -- 96.7%
BASIC RESOURCES (NON-ENERGY)  -- 1.5%
         Cable Design Technologies*....................................          15,700      $     635,850
         Millenium Chemicals Inc.......................................          24,700            568,100
                                                                                             -------------
      TOTAL BASIC RESOURCES (NON-ENERGY) .............................................           1,203,950
                                                                                             -------------
BUSINESS SERVICES  -- 9.4%
         Abacus Direct Corp.*..........................................          25,600          1,068,800
         Administaff, Inc..............................................          31,200            694,200
         Airnet Systems, Inc. *........................................          33,100            670,275
         CBT Group plc*................................................          28,500          2,012,813
         Harte-Hanks Communications, Inc...............................          11,000            379,500
         Mac-Gray Corp.*...............................................          41,000            604,750
         Paychex, Inc..................................................          27,000          1,107,000
         Pierce Leahy Corp.*...........................................          15,000            365,625
         Romac International, Inc.*....................................          34,400            670,800
                                                                                             -------------
      TOTAL BUSINESS SERVICES ........................................................           7,573,763
                                                                                             -------------
CONSUMER DURABLES  -- 2.1%
         Herman Miller, Inc............................................          15,000            761,250
         Varlen Corp...................................................          34,650            948,544
                                                                                             -------------
      TOTAL CONSUMER DURABLES ........................................................           1,709,794
                                                                                             -------------
CONSUMER MERCHANDISING  -- 6.7%
         Central Garden and Pet Co.*...................................          18,400            522,100
         Cort Business Services Corp.*.................................           9,600            319,800
         Cost Plus, Inc.*..............................................          12,900            427,312
         General Nutrition Companies, Inc.*............................          30,900          1,054,462
         Landry's Seafood Restaurants, Inc.*...........................          24,100            677,813
         Michaels Stores, Inc.*........................................          43,800          1,418,025
         Renters Choice, Inc.*.........................................          24,800            558,000
         The Cheesecake Factory*.......................................          14,000            430,500
                                                                                             -------------
      TOTAL CONSUMER MERCHANDISING ...................................................           5,408,012
                                                                                             -------------
CONSUMER NON-DURABLES  -- 0.8%
         Whole Foods Market, Inc.*.....................................          14,900            683,537
                                                                                             -------------
CONSUMER SERVICES  -- 6.4%
         Bright Horizons, Inc.*........................................          40,900            649,287
         CHS Electronics, Inc.*........................................          11,600            218,950
         Devry, Inc.*..................................................          41,100          1,099,425
         Felcor Suite Hotels, Inc......................................          22,600            820,663
         Interstate Hotels Co.*........................................           9,200            340,400

24                               See accompanying Notes to Financial Statements

BRAZOS/JMIC SMALL CAP GROWTH PORTFOLIO
Statement of Net Assets--continued                             November 30, 1997

                                                                                              Market Value
                                                                                  Shares       (Note 2)
         Rent-Way, Inc.*...............................................          23,600      $     407,100
         Sylvan Learning Systems, Inc.*................................          41,100          1,674,825
                                                                                             -------------
      TOTAL CONSUMER SERVICES ........................................................           5,210,650
                                                                                             -------------
ELECTRONIC TECHNOLOGY  -- 8.2%
         ADC Telecommunications, Inc.*.................................          21,900            814,406
         Comverse Technology, Inc.*....................................          24,900            838,819
         FEI Company *.................................................          28,600            471,900
         Innova Corp.*.................................................          17,800            311,500
         Nice-Systems Ltd.*............................................          11,600            506,050
         Peak International Ltd.*......................................          45,000            995,625
         Radisys Corp.*................................................          24,600          1,100,850
         Sanmina Corp.*................................................          13,900            945,200
         Sequent Computer Systems, Inc.*...............................          29,200            678,900
                                                                                             -------------
      TOTAL ELECTRONIC TECHNOLOGY ....................................................           6,663,250
                                                                                             -------------
ENERGY  -- 8.0%
         Basin Exploration, Inc.*......................................          67,300          1,245,050
         BJ Services Co.*..............................................           8,100            581,681
         Dawson Geophysical Co.*.......................................          52,500            997,500
         Dril-Quip, Inc.*..............................................          20,900            625,694
         Transmontaigne Oil Co.*.......................................          80,300          1,204,500
         Veritas DGC, Inc.*............................................          20,100            804,000
         Vintage Petroleum, Inc........................................          51,600            999,750
                                                                                             -------------
      TOTAL ENERGY ...................................................................           6,458,175
                                                                                             -------------
FINANCIAL  -- 4.9%
         E*trade Group, Inc.*..........................................          38,400            962,400
         Firstmerit Corp...............................................          21,700            575,050
         Franchise Mortgage Acceptance Co.*............................          10,700            187,250
         Peoples Heritage Financial Group, Inc.........................           9,500            404,938
         Security Capital Group, Inc.- (B Shares)......................          19,900            639,288
         The Finova Group, Inc. (B Shares).............................          13,800            650,325
         Westamerica Bancorporation....................................           5,900            539,113
                                                                                             -------------
      TOTAL FINANCIAL ................................................................           3,958,364
                                                                                             -------------
HEALTHCARE PRODUCTS  -- 5.4%
         Arqule, Inc.*.................................................          24,800            511,500
         Jones Medical Industries, Inc.................................          31,200          1,029,600
         Ocular Sciences, Inc.*........................................          17,400            439,350
         Safeskin Corp.................................................          10,700            509,587
         Steris Corp.*.................................................          11,600            545,200
         Waters Corp.*.................................................          31,100          1,331,469
                                                                                             -------------
      TOTAL HEALTHCARE PRODUCTS ......................................................           4,366,706
                                                                                             -------------

See accompanying Notes to Financial Statements                                25

BRAZOS/JMIC SMALL CAP GROWTH PORTFOLIO
Statement of Net Assets--continued                             November 30, 1997

                                                                                              Market Value
                                                                                  Shares       (Note 2)+
HEALTHCARE SERVICES  -- 8.2%
         Ameripath, Inc.*..............................................          43,300      $     725,275
         Concentra Managed Care, Inc.*.................................          42,186          1,429,051
         Diagnostic Health Services, Inc.*.............................          43,200            507,600
         Maximus, Inc.*................................................          20,300            489,737
         Monarch Dental Corp.*.........................................          30,000            414,375
         National Research Corp.*......................................          20,500            401,031
         Orthodontic Centers of America, Inc.*.........................          56,000          1,015,000
         Parexel International Corp.*..................................          19,400            669,300
         Serologicals Corp.*...........................................          44,800            996,800
                                                                                             -------------
      TOTAL HEALTHCARE SERVICES ......................................................           6,648,169
                                                                                             -------------

MEDIA  -- 10.3%
         Cinar Films, Inc.*............................................          35,800          1,476,750
         Clear Channel Communications, Inc.*...........................          20,300          1,375,325
         Heftel Broadcasting Corp. (A Shares)*.........................          26,800          1,979,850
         Outdoor Systems, Inc.*........................................          55,700          1,719,737
         TMP Worldwide, Inc............................................          37,900            691,675
         Universal Outdoor Holdings, Inc.*.............................          24,600          1,097,775
                                                                                             -------------
      TOTAL MEDIA ....................................................................           8,341,112
                                                                                             -------------

TECHNOLOGY SERVICES/ SOFTWARE  -- 19.3%
         Affiliated Computer Services, Inc.* ..........................          17,400            406,725
         Ciber, Inc.*..................................................          24,900          1,095,600
         Complete Business Solutions, Inc.*............................          54,900          1,866,600
         Computer Horizons Corp.*......................................          52,700          1,739,100
         Great Plains Software, Inc.*..................................          28,500            641,250
         Harbinger Corp.*..............................................          29,400            882,000
         Inspire Insurance Solutions, Inc.*............................          29,100            552,900
         Keane, Inc.*..................................................          25,400            804,862
         Level One Communications, Inc.*...............................          21,800            910,150
         Mastech Corp.*................................................          36,500          1,067,625
         Metro Information Services, Inc...............................          29,700            764,775
         National Instruments Corp.*...................................          16,800            451,500
         Network Solutions, Inc. (A Shares)*...........................          33,700            547,625
         Realnetworks, Inc.*...........................................          25,000            384,375
         Software AG Systems, Inc.*....................................         114,200          1,163,412
         Sungard Data Systems, Inc.*...................................          67,100          1,736,213
         Transaction Systems Architects, Inc.*.........................          15,600            604,987
                                                                                             -------------
      TOTAL TECHNOLOGY SERVICES/ SOFTWARE ............................................          15,619,699
                                                                                             -------------

26                               See accompanying Notes to Financial Statements

BRAZOS/JMIC SMALL CAP GROWTH PORTFOLIO
Statement of Net Assets--continued                             November 30, 1997

                                                                                              Market Value
                                                                                  Shares       (Note 2)
TRADITIONAL HEAVY INDUSTRY  -- 3.6%
         Federal-Mogul Corp............................................          16,600      $     682,675
         Halter Marine Group, Inc.*....................................          17,100            476,663
         Oregon Steel Mills, Inc.......................................          47,300            928,263
         Tetra Tech, Inc.*.............................................          32,300            825,669
                                                                                             -------------
      TOTAL TRADITIONAL HEAVY INDUSTRY ...............................................           2,913,270
                                                                                             -------------
TRANSPORTATION  -- 1.9%
         Jevic Transportation, Inc.*...................................          40,000            660,000
         Swift Transportation Co., Inc.*...............................          15,300            424,575
         US Xpress Enterprises, Inc.*..................................          19,800            438,075
                                                                                             -------------
      TOTAL TRANSPORTATION ...........................................................           1,522,650
                                                                                             -------------
      TOTAL COMMON STOCK (COST $75,377,758)............................................         78,281,101
                                                                                             -------------

MUTUAL FUNDS -- 2.3%
         Scudder Managed Cash Fund, (Cost $1,842,140)..................       1,842,140          1,842,140
                                                                                             -------------


Total Investments (Cost $77,219,898)+-- 99.0%...........................................     $  80,123,241

Other Assets and Liabilities, Net-- 1.0%................................................           774,741
                                                                                             -------------

Net Assets-- 100.0%.....................................................................     $  80,897,982
                                                                                             =============

Net Asset Value, offering and redemption price per share ($80,897,982/ 5,998,382
     outstanding shares of beneficial interest, no par value)...........................            $13.49
                                                                                             =============

                                                                                                 Amount

At November 30,1997, Net Assets consisted of:

Capital Paid-In.........................................................................     $  77,407,343
Accumulated net realized gain...........................................................           587,296
Net unrealized appreciation of investments..............................................         2,903,343
                                                                                             -------------

Net Assets, for 5,998,382 shares outstanding............................................     $  80,897,982
                                                                                             =============

*    Non-income producing security.
+ The cost for Federal income tax purposes was $77,282,753. At November 30, 1997, net unrealized appreciation was $2,840,488. This consisted of aggregate gross unrealized appreciation in which there was an excess of market value over tax cost of $6,700,691, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,860,203.

See accompanying Notes to Financial Statements                                27

BRAZOS/JMIC REAL ESTATE SECURITIES PORTFOLIO
Statement of Net Assets                                        November 30, 1997

                                                                                              Market Value
                                                                                  Shares       (Note 2)
COMMON STOCK -- 99.8%
   APARTMENTS  -- 19.7%
         Apartment Investment & Management Co..........................          10,800      $     382,050
         Avalon Properties, Inc........................................          27,800            854,850
         Bay Apartment Communities, Inc................................          19,100            762,806
         Equity Residential Property Trust.............................          41,300          2,065,000
         Irvine Apartment Communities..................................           8,900            276,456
         Oasis Residential, Inc........................................          12,500            272,656
         Post Properties, Inc..........................................          41,600          1,606,800
         Security Capital Atlantic, Inc................................          63,737          1,378,313
         Security Capital Pacific Trust................................          79,457          1,931,798
         Summit Properties, Inc........................................          46,600            966,950
                                                                                             -------------
       TOTAL APARTMENTS................................................................         10,497,679
                                                                                             -------------
   DIVERSIFIED/OTHER -- 7.8%
         Glenborough Realty Trust, Inc.................................          37,800          1,020,600
         Golf Trust of America, Inc.*..................................          27,700            747,900
         National Golf Properties, Inc.................................          44,000          1,397,000
         Pacific Gulf Properties, Inc..................................          18,800            420,650
         Trammell Crow Co..............................................          25,900            569,800
                                                                                             -------------
       TOTAL DIVERSIFIED/OTHER.........................................................          4,155,950
                                                                                             -------------
   HEALTHCARE  -- 2.0%
         Healthcare Realty Trust, Inc..................................          35,800          1,047,150
                                                                                             -------------

   HOTELS  -- 9.0%
         Candlewood Hotel Company, Inc.*...............................          45,400            397,250
         Extended Stay America, Inc.*..................................          62,100            714,150
         Felcor Suite Hotels, Inc......................................          61,600          2,236,850
         Innkeepers USA Trust..........................................          26,800            430,475
         Patriot American Hospitality, Inc.............................          10,099            315,594
         Starwood Hotels & Resorts Trust...............................          13,500            723,938
                                                                                             -------------
       TOTAL HOTRLS....................................................................          4,818,257
                                                                                             -------------
   INDUSTRIAL  -- 7.1%
         AMB Property Corp.............................................          23,900            549,700
         Centerpoint Properties Corp...................................          15,600            516,750
         Meridian Industrial Trust.....................................          31,000            720,750
         Weeks Corp....................................................          62,200          1,990,400
                                                                                             -------------
       TOTAL INDUSTRIAL................................................................          3,777,600
                                                                                             -------------
   MANUFACTURED HOMES  -- 1.2%
         Sun Communities, Inc..........................................          17,700            644,944
                                                                                             -------------

   MIXED: OFFICE/INDUSTRIAL -- 3.0%
         Bedford Property Investors, Inc...............................          43,300            884,944

28                                See accompanying Notes to Financial Statements

BRAZOS/JMIC REAL ESTATE SECURITIES PORTFOLIO
Statement of Net Assets--continued                             November 30, 1997

                                                                                              Market Value
                                                                                  Shares       (Note 2)
         Liberty Property Trust .......................................          25,200      $     704,025
                                                                                             -------------
       TOTAL MIXED.....................................................................          1,588,969
                                                                                             -------------
   NET LEASE  -- 2.8%
         Captec Net Lease Realty, Inc.*................................          69,800          1,186,600
         Franchise Finance Corporation of America......................          12,400            328,600
                                                                                             -------------
       TOTAL NET LEASE.................................................................          1,515,200
                                                                                             -------------
   OFFICE  -- 12.3%
         Beacon Properties Corp........................................          11,700            526,500
         Carramerica Realty Corp.......................................          13,200            397,650
         Cousins Properties Inc........................................          10,300            311,575
         Highwoods Properties, Inc. ...................................          15,200            546,250
         Kilroy Realty Corp............................................          58,900          1,546,125
         Mgi Properties, Inc...........................................          12,200            282,888
         Prentiss Properties Trust.....................................          55,000          1,423,125
         SL Green Realty Corp..........................................          25,300            657,800
         Tower Realty Trust, Inc.......................................          36,000            877,500
                                                                                             -------------
       TOTAL OFFICE....................................................................          6,569,413
                                                                                             -------------
   OUTLET -- 0.9%
         Chelsea GCA Realty, Inc.......................................          12,000            456,000
                                                                                             -------------

   REGIONAL MALLS -- 12.0%
         CBL & Associates Properties, Inc..............................          37,400            899,938
         General Growth Properties.....................................          21,400            789,125
         JP Realty, Inc................................................          63,500          1,587,500
         Simon Debartolo Group, Inc....................................          36,500          1,193,094
         The Macerich Co...............................................          46,600          1,264,025
         Urban Shopping Centers, Inc...................................          19,800            659,588
                                                                                             -------------
       TOTAL REGIONAL MALLS............................................................          6,393,270
                                                                                             -------------
   STORAGE  -- 10.9%
         Public Storage, Inc...........................................          59,100          1,632,637
         Sovran Self Storage, Inc......................................          53,500          1,631,750
         Storage Trust Realty..........................................          58,500          1,455,187
         Storage USA, Inc..............................................          27,700          1,082,031
                                                                                             -------------
       TOTAL STORAGE...................................................................          5,801,605
                                                                                             -------------
   STRIP CENTERS -- 11.1%
         Bradley Real Estate, Inc......................................          27,500            556,875
         Developers Diversified Realty Corp............................          33,700          1,312,194
         IRT Property Co...............................................          68,300            823,869
         JDN Realty Corp...............................................          29,300            910,131
         Kimco Realty Corp.............................................          32,100          1,103,437
         Pan Pacific Retail Properties, Inc............................           8,700            178,350

See accompanying Notes to Financial Statements                                29

BRAZOS/JMIC REAL ESTATE SECURITIES PORTFOLIO
Statement of Net Assets--continued                             November 30, 1997

                                                                                              Market Value
                                                                                  Shares       (Note 2)
         Regency Realty Corp...........................................          39,800      $   1,057,187
                                                                                             -------------
       TOTAL STRIP CENTERS.............................................................          5,942,043
                                                                                             -------------
      TOTAL COMMON STOCK (COST $52,322,616)............................................         53,208,080
                                                                                             -------------

WARRANTS -- 0.1%
         Security Capital Group (Cost $44,187) ........................           5,612             30,164
                                                                                             -------------

MUTUAL FUNDS -- 3.8%
         Scudder Managed Cash Fund (Cost $2,032,861)...................       2,032,861          2,032,861
                                                                                             -------------

U.S. TREASURY OBLIGATIONS -- 0.9%
                                                                                 Par

         U.S. Treasury Bill, 4.67%, 12/04/97 (Cost $499,806)...........        $500,000            499,806
                                                                                             -------------


Total Investments (Cost $54,899,470)+-- 104.6%..........................................        55,770,911

Other Assets and Liabilities, Net-- (4.6)%..............................................        (2,462,658)
                                                                                             -------------

Net Assets-- 100.0%.....................................................................     $  53,308,253
                                                                                             =============

Net Asset Value, offering and redemption per share ($53,308,253/4,742,801
outstanding shares of beneficial interest, no par value) ...............................     $      11.24
                                                                                             ============

                                                                                                 Amount
At November 30, 1997, Net Assets consisted of:

Capital Paid-In ........................................................................     $ 51,355,007
Undistributed net investment income ....................................................          575,203
Accumulated net realized gain ..........................................................          506,602
Net unrealized appreciation of investments .............................................          871,441
                                                                                             ------------

Net Assets, for 4,742,801 shares outstanding ...........................................     $ 53,308,253
                                                                                             ============

*    Non-income producing security.

+ The cost for Federal income tax purposes was $54,925,543. At November 30, 1997, net unrealized appreciation was $845,368. This consisted of aggregate gross unrealized appreciation in which there was an excess of market value over tax cost of $1,556,868, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $711,500.

30                                See accompanying Notes to Financial Statements

BRAZOS MUTUAL FUNDS
Statements of Operations for the Period December 31, 1996+ through November 30, 1997

                                                                        Small Cap        Real Estate
                                                                          Growth         Securities
                                                                        Portfolio         Portfolio
Investment Income:
Dividends  .....................................................       $    56,496      $  1,432,388
Interest .......................................................           120,947           116,561
                                                                       -----------------------------

     Total investment income....................................           177,443         1,548,949
                                                                       -----------------------------

Expenses:
   Advisory fee (Note 4) .......................................           239,078           237,702
   Administration fee (Note 4) .................................            42,986            41,826
   Accounting fee (Note 4) .....................................            41,808            41,352
   Custodian fee (Note 4) ......................................            26,145            25,891
   Transfer Agent fee (Note 4)..................................            31,695            31,642
   Trustees' fees and expenses (Note 4) ........................             6,000             6,000
   Amortization of organization and offering expenses
         (Note 2) ..............................................            30,061            30,061
   Registration fees ...........................................            14,858            16,477
   Reports to shareholders .....................................            12,801            14,198
   Legal .......................................................            12,905            16,504
   Audit .......................................................            14,000            14,000
   Other .......................................................             7,035             6,918
                                                                       -----------------------------
     Total expenses before fee waivers .........................           479,372           482,571
     Advisory fee waived (Note 4) ..............................          (107,342)         (139,015)
     Administration fee waived (Note 4).........................            (4,051)           (4,051)
     Accounting fee waived (Note 4).............................            (5,610)           (5,610)
     Transfer agent fee waived (Note 4).........................            (3,750)           (3,750)
                                                                       -----------------------------
     Total expenses, net .......................................           358,619           330,145
                                                                       -----------------------------
   Net investment income (loss) ................................          (181,176)        1,218,804
                                                                       -----------------------------
Realized and unrealized gain on investments:
   Net realized gain on investment transactions ................         4,388,209         4,485,233
     Net unrealized appreciation of investments during
         the period.............................................         2,903,343           871,441
                                                                       -----------------------------
     Net gain on investments ...................................         7,291,552         5,356,674
                                                                       -----------------------------
Net increase in net assets resulting from operations  ..........       $ 7,110,376      $  6,575,478
                                                                       =============================

+  Commencement of Operations.

See accompanying Notes to Financial Statements                                31

BRAZOS MUTUAL FUNDS
Statements of Changes in Net Assets

                                                                        Small Cap        Real Estate
                                                                          Growth         Securities
                                                                        Portfolio         Portfolio
For the Period December 31, 1996+
   through November 30, 1997

Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss).................................      $   (181,176)     $  1,218,804
   Net realized gain on investment transactions ................         4,388,209         4,485,233
   Net unrealized appreciation of investments during
     the period ................................................         2,903,343           871,441
                                                                      ------------------------------
   Net increase in net assets resulting from operations ........         7,110,376         6,575,478
                                                                      ------------------------------
Distributions to shareholders from:
   Net investment income ($0.00 and $0.23 per share,
         respectively) .........................................                --          (643,601)
   Net realized gain on investments ($1.17 and $0.93 per
       share, respectively).....................................        (3,619,737)       (3,978,631)
                                                                      ------------------------------
   Total distributions..........................................        (3,619,737)       (4,622,232)
                                                                      ------------------------------

Increase in net assets from Fund share transactions (Note 5) ...        77,357,343        51,305,007
                                                                      ------------------------------

   Total increase in net assets ................................        80,847,982        53,258,253

Net Assets:
     Beginning of period .......................................            50,000            50,000
                                                                      ------------------------------
     End of period..............................................       $80,897,982     $  53,308,253
                                                                      ==============================

+  Commencement of operations.

32                                See accompanying Notes to Financial Statements

BRAZOS MUTUAL FUNDS
Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                               For the Period December 31, 1996*
                                                   through November 30, 1997

Small Cap Growth Portfolio
Net Asset Value-- Beginning of Period ..............       $ 10.00
                                                           -------


Investment Operations:
   Net investment loss..............................         (0.03)
   Net realized and unrealized gain on
         investments ...............................          4.69
                                                           -------

      Total from investment operations..............          4.66
                                                           -------


Distributions:
   From net realized gain...........................         (1.17)
                                                           -------


Net Asset Value-- End of Period  ...................        $13.49
                                                           =======


Total Return*** ....................................        47.08%
Ratios (to average net assets)/Supplemental Data
   Expenses + ......................................       1.35%**
   Net investment loss..............................     (0.68)%**
Portfolio turnover rate ............................       147.86%
Average commission rate paid 1 .....................       $0.0551
Net assets at end of period (000 omitted) ..........       $80,898

See accompanying Notes to Financial Statements                                33

BRAZOS MUTUAL FUNDS
Financial Highlights

                                               For the Period December 31, 1996*
                                                   through November 30, 1997

Real Estate Securities Portfolio
Net Asset Value-- Beginning of Period  .............        $ 10.00
                                                            -------


Investment Operations:
   Net investment income............................           0.35
   Net realized and unrealized gain on
         investments ...............................           2.05
                                                            -------

      Total from investment operations .............           2.40
                                                            -------


Distributions:
   From net investment income.......................          (0.23)
   From net realized gain...........................          (0.93)
                                                            -------

      Total distributions...........................          (1.16)
                                                            -------


Net Asset Value-- End of Period ....................        $ 11.24
                                                            =======


Total Return*** ....................................         24.39%
Ratios (to average net assets)/Supplemental Data:
   Expenses++........................................       1.25%**
   Net investment income............................        4.61%**
Portfolio turnover rate ............................        184.74%
Average commission rate paid 1 .....................        $0.0644
Net assets at end of period (000 omitted)...........        $53,308

*    Commencement of operations.
**   Annualized.
***  Unannualized.
+ The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses otherwise payable by the Portfolio (if necessary) in order to keep the annual expense ratio from exceeding 1.35% of its average daily net assets. In addition the Administrator, Accounting Agent and Transfer Agent have agreed to waive a portion of their fees. Without the assumption of and waivers of expenses, the annualized ratio of expenses to average daily net assets would have been 1.80% for the period ended November 30, 1997.
++ The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses otherwise payable by the Portfolio (if necessary) in order to keep the annual expense ratio from exceeding 1.25% of its average daily net assets. In addition the Administrator, Accounting Agent and Transfer Agent have agreed to waive a portion of their fees. Without the assumption of and waivers of expenses, the annualized ratio of expenses to average daily net assets would have been 1.83% for the period ended November 30, 1997.
1 Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged.

34                                See accompanying Notes to Financial Statements

BRAZOS MUTUAL FUNDS
Notes to Financial Statements                                  November 30, 1997

1. Description of the Fund. The Brazos Mutual Funds (the "Fund" ) is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company established as a Delaware business trust. The Declaration of Trust, dated October 28, 1996, permits the Trustees to establish separate series or "Portfolios," each of which may issue separate classes of shares. The authorized shares of beneficial interest of the Fund are currently divided into two Portfolios, the BRAZOS/JMIC Small Cap Growth Portfolio ("Small Cap Growth Portfolio") and the BRAZOS/JMIC Real Estate Securities Portfolio ("Real Estate Securities Portfolio")(each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio currently consists of a single class of shares. The investment objective of the Small Cap Growth Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small capitalization companies. The investment objective of the Real Estate Securities Portfolio is to provide a balance of income and appreciation (with reasonable risk to principal) by investing primarily in equity securities of companies which are principally engaged in the real estate industry.

Because the Real Estate Securities Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Portfolio may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free, pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.



2.  Significant   Accounting  Policies.  The  following  is  a  summary  of  the significant accounting policies of the Fund:

Security Valuation. Each Portfolio's securities, except short-term investments with remaining maturities of 60 days or less, use the last quoted trading price as the market value. For listed securities, the Portfolios use the price quoted by the exchange on which the security is primarily traded. Unlisted securities and listed securities, including REITs, which have not been traded on the valuation date or for which market quotations are not readily available are valued at the average between the last price asked and the last price bid. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees. As of November 30, 1997, no securities were valued by the Board of Trustees.

BRAZOS MUTUAL FUNDS
Notes to Financial Statements - continued                      November 30, 1997

Federal Income Taxes. Each Portfolio is treated as a separate entity and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

The Portfolios may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Portfolios intend to distribute their net investment income and capital gains as necessary to avoid this excise tax.

Distributions to Shareholders. The Small Cap Growth Portfolio will normally distribute substantially all of its net investment income in an annual dividend. The Real Estate Securities Portfolio will normally distribute substantially all of its net investment income in quarterly dividends. Both Portfolios will distribute any realized net capital gains annually.

The Real Estate Securities Portfolio receives a majority of its dividend income from REITs. For tax purposes, a portion of these dividends may consist of capital gains and returns of capital. Accordingly, the Portfolio's distributions to shareholders may include a portion that may be a return of capital received from the REITs, as well as a return of capital attributed to distributions of other income for financial reporting purposes. Distributions determined to be returns of capital are not subject to current taxation. In accordance with Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies ("SOP"), distributions representing a return of capital for tax purposes are charged to capital paid in.

Deferred Organization and Offering Costs. Organizational costs have been capitalized by the Fund and are being amortized over sixty months commencing with operations. In the event any of the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. Offering costs, including initial registration costs, have been deferred and will be charged to expense during the Fund's first year of operation.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Other. Investment security transactions are accounted for on a trade date basis. Each Portfolio uses the specific identification method for determining realized gain and loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

BRAZOS MUTUAL FUNDS
Notes to Financial Statements - continued                      November 30, 1997

3. Investment Securities. During the period ended November 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:


                                        Small Cap Growth  Real Estate Securities
                                            Portfolio              Portfolio

   Purchases..........................     $111,525,646        $ 97,544,991
   Sales..............................       40,535,804          49,663,741


4. Advisory Fee and Other Transactions with Affiliates. The Fund, on behalf of each Portfolio, employs John McStay Investment Counsel (the "Adviser"), an investment counseling firm founded in 1983, to furnish investment advisory and other services to the Fund. Under an Investment Advisory Agreement with the
Fund, dated November 25, 1996, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Trustees. For its services under the Advisory Agreement, the Fund pays the Adviser a monthly fee at the annual rate of 0.90% of the average daily net assets of each Portfolio. The Adviser has voluntarily agreed to keep operating expenses for the Small Cap Growth Portfolio and Real Estate Securities Portfolio (excluding taxes, extraordinary expenses, brokerage commissions and interest) from exceeding an annual rate of 1.35% and 1.25%, respectively, of each Portfolio's average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of a Portfolio.

The following table summarizes the advisory fees for the period ended November 30, 1997:


                                                    Gross Adviser       Adviser
                                                          Fee         Fee Waived

      Small Cap Growth Portfolio....................    $239,078     $ (107,342)
      Real Estate Securities Portfolio..............     237,702       (139,015)

Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Company ("WTC"), which is wholly owned by Wilmington Trust Corporation, a publicly held bank holding company, provides administration services to the Fund. For administration services provided, RSMC receives an annual administration fee from the Fund equal to the greater of: (1) a minimum annual fee of $32,500 for each of the first two single-class Portfolios plus $15,000 for any additional Portfolio, or second or additional class of a Portfolio; or (2) an asset-based fee, equal to a percentage of the average daily net assets of the Fund, on a Fund-wide basis, according to the following schedule: 0.15% of the first $50 million in assets; plus 0.10% of assets between $50 million and $200 million; plus 0.07%

BRAZOS MUTUAL FUNDS
Notes to Financial Statements - continued                      November 30, 1997

of assets in excess of $200 million. Each Portfolio shares in its pro-rata portion of the Fund's fee. For the period ended November 30, 1997, RSMC fees for administration services for the Small Cap Growth Portfolio and Real Estate Securities Portfolio were $42,986 and $41,826, respectively, of which $4,051 per portfolio was waived.

RSMC determines the net asset value per share of the Portfolios and provides accounting services to the Portfolios. For accounting services provided RSMC receives an annual fee of $45,000 per Portfolio, plus an asset-based fee, equal to a percentage of the average daily net assets of each Portfolio, according to the following schedule: 0.03% of assets between $50 million and $100 million; plus 0.02% of assets in excess of $100 million. For the period ended November 30, 1997, RSMC fees for accounting services for the Small Cap Growth Portfolio and Real Estate Securities Portfolio were $41,808 and $41,352, respectively, of which $5,610 per Portfolio was waived.

RSMC also serves as Transfer and Dividend Paying Agent for the Fund pursuant to a Transfer Agent Agreement with the Fund, dated December 31, 1996. For the period ended November 30, 1997, RSMC fees for transfer agent services for the Small Cap Growth Portfolio and Real Estate Securities Portfolio were $31,695 and $31,642, respectively, of which $3,750 per portfolio was waived. WTC serves as Custodian of the assets of the Fund. For the period ended November 30, 1997, WTC fees for custody services for the Small Cap Growth Portfolio and Real Estate Securities Portfolio were $26,145 and $25,891, respectively.

Pursuant to a Distribution Agreement with the Fund dated December 31, 1996, Rodney Square Distributors, Inc. ("RSD"), a wholly-owned subsidiary of WTC, assists in securing purchasers for shares of the Fund. RSD also directly, or through its affiliates, provides investor support services. RSD receives no compensation for distribution of shares of the Fund, except for reimbursement of out-of-pocket expenses.

Certain trustees and officers of the Fund are also officers of the Fund's Investment Adviser. Such trustees and officers are paid no fees by the Fund for serving as trustees or officers of the Fund.

BRAZOS MUTUAL FUNDS
Notes to Financial Statements - continued                      November 30, 1997

5. Fund Shares. At November 30, 1997, there were an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Portfolio:


   For the Period December 31, 1996+
   through November 30, 1997

                                                          Small Cap                      Real Estate
                                                      Growth Portfolio              Securities Portfolio

                                                   Shares           Amount          Shares          Amount
   Shares sold..............................       5,958,892      $76,803,151      4,528,484      $48,887,308
   Shares issued to shareholders in
        reinvestment of distributions.......         256,842        3,494,269        381,700        4,223,787
   Shares redeemed..........................        (222,352)      (2,940,077)      (172,383)      (1,806,088)
                                                   ---------      -----------      ---------      -----------

   Net increase.............................       5,993,382      $77,357,343      4,737,801      $51,305,007
                                                                  ===========                     ===========


   Shares outstanding:
   Beginning of period......................           5,000                           5,000
                                                   ---------                       ---------

   End of period............................       5,998,382                       4,742,801
                                                   =========                       =========

+  Commencement  of  Operations.

6. Subsequent Event. RSMC has entered into an agreement with PFPC, Inc. ("PFPC") pursuant to which PFPC will acquire the fund accounting, administration and transfer agent business of RSMC. Effective January 5, 1998, the services previously provided to the Fund by RSMC will be provided by PFPC.

BRAZOS MUTUAL FUNDS
Report of Independent Accountants                              November 30, 1997


To the Shareholders and Board of Trustees of Brazos Mutual Funds:


We have audited the accompanying statements of net assets of the Brazos/JMIC Small Cap Growth Portfolio and the Brazos/JMIC Real Estate Securities Portfolio, each a series of Brazos Mutual Funds, as of November 30, 1997, and the related statements of operations, changes in net assets and financial highlights for the period from December 31, 1996 (commencement of operations) through November 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Brazos/JMIC Small Cap Growth Portfolio and the Brazos/JMIC Real Estate Securities Portfolio as of November 30, 1997, the results of their operations, changes in net assets, and their financial highlights for the period from December 31, 1996 (commencement of operations) through November 30, 1997, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 16, 1998

BRAZOS MUTUAL FUNDS
Tax Information (Unaudited)                                    November 30, 1997

For the fiscal year ended November 30, 1997, the Small Cap Growth Portfolio and Real Estate Securities Portfolio paid distributions of $1.17 and $0.93 per share, respectively, from net short-term capital gains.